UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08231

SPIRIT OF AMERICA INVESTMENT FUND, Inc.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2012

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance for 2012, and our thoughts on the economy, and the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the economic challenges our country is facing, we see indications that the economy continued to grow throughout 2012. As the economy recovered, we found opportunities to accumulate stocks at what we believe were attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the bricks and mortar of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We appreciate your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Raymond Mathis
President	Portfolio Manager

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Economic growth slowed in mid-2012, as financial markets were roiled by the European debt crisis, and economic data from Asia was weaker than expected. Nonetheless, growth in the U.S. remained positive for the year, with nominal GDP improving 3.3%. While this certainly cannot be characterized as robust growth, we believe the slowdown may be related to transitory issues such as uncertainty surrounding national elections, and resolution of the “fiscal cliff.” Although unemployment remained unacceptably high, ending the year at 7.8%, we note that the trend is steadily lower. First time jobless claims remain well below levels seen in the prior three years, and private sector nonfarm payrolls have maintained continuous growth for over two years. These are both very positive signs for future economic expansion.

We believe that the economy will continue to expand as we head into 2013, and perhaps accelerate as the year progresses. Leading economic indicators rose sharply in December driven by improvements in employment, credit, and a return to positive growth in housing. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For the full year 2012, the S&P 500 provided a total return of 16%. Shares of companies in the Financial Sector have generally been more volatile than the broader market following the passage of Dodd-Frank financial overhaul legislation, and leading up to expiration of the Bush era tax cuts. As members of the financial sector, and beneficiaries of preferential tax treatment, REITs were not immune from these concerns. For the first half of year the MSCI US REIT Index provided a total return of 17.77%, once again outperforming the S&P 500.

We believe real estate companies have continued to benefit from improving financial conditions, positive underlying fundamentals, and stronger balance sheets. Unlike private property owners, publicly traded REITs have been able to access the public capital markets to issue bonds and raise equity. This means they have been able to meet debt maturities and shore up their financial stability more quickly than their private peers. As a result, we believe publicly traded REITs, with their lower cost of capital, will continue to outperform the private real estate markets over the near term.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas.

Entering into 2012, the fund increased its exposure to more economically sensitive companies. While this may have been a contrarian view, in light of the slowdown in economic growth and the European debt crisis, we remained committed to our macroeconomic view, and our belief that the aforementioned events were buying opportunities.

Relative to our benchmark index, the Fund was most underweight Healthcare and Self Storage REITs. Given the sharp decline in home ownership and an increased propensity to rent, the fund was on average most overweight Apartment REITs and certain Diversified REITs. The fund’s overweight position in hotel shares was predicated on a rebound in business travel given rising corporate profits.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total return of 17.15% (no load, gross of fees) for the twelve months ending December 31, 2012 (Source: Huntington Asset Services). This compares to the 17.77% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.75% for Class A shares into account.

The Fund’s underperformance relative to its benchmark was primarily due to allocation to, and stock selection within, Diversified REITs. Certain stocks which own property serving the technology underperformed the broader universe of real estate stocks. Also hurting performance of the Fund was its overweight allocation in Apartment REIT stocks. Helping the Fund’s performance was stock selection within the Storage REIT and Hotel REIT property types.

As of December 31, 2012, SOAAX’s standardized returns

1 year-	9.08%
5 year-	(.08)%
10 year-	5.75%

Includes the maximum front end sales charge and the expense ratio of 1.75% for SOAAX

(Source: Huntington Asset Services).

REAL ESTATE INCOME AND GROWTH FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America

Real Estate Income and Growth Fund

December 31, 2012

Apartments (REITs)	20.05%	$27,142,401
Regional Malls (REITs)	17.37	23,508,424
Diversified (REITs)	13.16	17,804,624
Hotels (REITs)	10.03	13,576,937
Health Care (REITs)	9.76	13,215,653
Office Space (REITs)	9.51	12,876,234
Shopping Centers (REITs)	7.24	9,793,400
Energy	3.69	4,990,120
Storage (REITs)	3.53	4,783,577
Industrial (REITs)	3.01	4,071,400
Manufactured Homes (REITs)	1.33	1,795,050
Net Lease (REITs)	0.58	780,000
Cash Equivalents	0.37	509,314
Utilities	0.37	497,000
Total Investments	100.00%	$135,344,134

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A and Class B with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class B include reinvested distributions, and the impact of the contingent deferred sales charge at redemption. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Year Ended December 31, 2012

	Class A Shares		Class B Shares
1 Year (with sales charge)	9.08%	[a]	8.62%	[b]
1 Year (without sales charge)	15.10%		14.37%
5 Years (with sales charge)	(0.08%	)[a]	(0.05%	)[b]
5 Years (without sales charge)	1.01%		0.30%
10 Years (with sales charge)	5.75%	[a]	5.59%	[b]
10 Years (without sales charge)	6.33%		5.59%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

b	Reflects a contingent deferred sales charge of 5.75%.

Class A Shares

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

*	The fund commenced operations on January 9, 1998.

REAL ESTATE INCOME AND GROWTH FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Class B Shares

Growth of $10,000

(includes a contingent deferred sales charge at the time of redemption of 5.75%)

**	The fund commenced operations on March 6, 1998.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2012 TO DECEMBER 31, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return
Class A	$1,000.00	$1,008.60	1.70%	$8.60
Class B	$1,000.00	$1,005.60	2.40%	$12.11
Hypothetical 5% Return
Class A	$1,000.00	$1,016.57	1.70%	$8.64
Class B	$1,000.00	$1,013.06	2.40%	$12.15

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (184), multiplied by the number of days in the period, then divided by 366.

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2012

	Shares	Market Value
Common Stocks 93.85%

Apartments (REITs) 20.02%
Apartment Investment & Management Co., Class A	$75,000	$2,029,500
Associated Estates Realty Corp.	225,372	3,632,997
BRE Properties, Inc.	40,000	2,033,200
Camden Property Trust	40,000	2,728,400
Equity Residential	125,000	7,083,750
Essex Property Trust, Inc.	10,000	1,466,500
Home Properties, Inc.	41,000	2,513,710
Mid-America Apartment Communities, Inc.	30,000	1,942,500
UDR, Inc.	156,091	3,711,844
		27,142,401

Diversified (REITs) 12.86%
Coresite Realty Corp.	25,000	691,500
Covidien International Finance SA	90,000	940,500
Digital Realty Trust, Inc.	80,000	5,431,200
DuPont Fabros Technology, Inc.	179,700	4,341,552
National Health Investors, Inc.	50,200	2,837,806
Vornado Realty Trust	40,000	3,203,200
		17,445,758

Energy 3.68%
Atlas Resource Partners L.P.	50,000	1,123,500
MarkWest Energy Partners L.P.	22,000	1,122,220
Spectra Energy Partners L.P.	40,000	1,249,200
Targa Resources Partners L.P.	40,000	1,495,200
		4,990,120

Health Care (REITs) 9.75%
HCP, Inc.	165,000	7,454,700
Health Care REIT, Inc.	34,300	2,102,247
Healthcare Realty Trust, Inc.	84,994	2,040,706
Ventas, Inc.	25,000	1,618,000
		13,215,653

Hotels (REITs) 7.46%
Ashford Hospitality Trust, Inc.	75,000	788,250
Chesapeake Lodging Trust	24,300	507,384
DiamondRock Hospitality Co.	95,103	855,927
FelCor Lodging Trust, Inc. *	577,015	2,694,660
Hersha Hospitality Trust	79,980	399,900
Host Hotels & Resorts, Inc.	204,150	3,199,030
LaSalle Hotel Properties	25,000	634,750

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Hotels (REITs) (cont.)
Pebblebrook Hotel Trust	$10,000	$231,000
Sunstone Hotel Investors, Inc. *	75,000	803,250
		10,114,151

Industrial (REITs) 3.00%
First Industrial Realty Trust, Inc. *	30,000	422,400
ProLogis, Inc.	100,000	3,649,000
		4,071,400

Manufactured Homes (REITs) 1.32%
Sun Communities, Inc.	45,000	1,795,050

Net Lease (REITs) 0.57%
National Retail Properties, Inc.	25,000	780,000

Office Space (REITs) 9.24%
BioMed Realty Trust, Inc.	110,000	2,126,300
Boston Properties, Inc.	65,000	6,877,650
Douglas Emmett, Inc.	20,000	466,000
Hudson Pacific Properties, Inc.	25,000	526,500
Kilroy Realty Corp.	10,000	473,700
Mack-Cali Realty Corp.	20,000	522,200
SL Green Realty Corp.	20,000	1,533,000
		12,525,350

Regional Malls (REITs) 16.51%
CBL & Associates Properties, Inc.	100,000	2,121,000
Glimcher Realty Trust	50,000	554,500
Macerich Co. (The)	40,000	2,332,000
Simon Property Group, Inc.	90,000	14,228,100
Tanger Factory Outlet Centers, Inc.	50,858	1,739,344
Taubman Centers, Inc.	18,000	1,416,960
		22,391,904

Shopping Centers (REITs) 6.67%
DDR Corp.	75,000	1,174,500
Equity One, Inc.	30,000	630,300
Federal Realty Investment Trust	25,000	2,600,500
Kimco Realty Corp.	150,000	2,898,000
Regency Centers Corp.	20,000	942,400
Weingarten Realty Investors	30,000	803,100
		9,048,800

REAL ESTATE INCOME AND GROWTH FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Storage (REITs) 2.77%
CubeSmart	$40,000	$582,800
Sovran Self Storage, Inc.	51,027	3,168,777
		3,751,577
Total Common Stocks (Cost $83,346,201)		127,272,164

Preferred Stocks 5.58%

Diversified (REITs) 0.27%
DuPont Fabros Technology, Inc. Series B 7.63%	7,800	208,026
Vornado Realty Trust Series G 6.63%	6,000	150,840
		358,866

Hotels (REITs) 2.55%
Ashford Hospitality Trust, Inc. Series E 9.00%	20,000	536,000
Chesapeake Lodging Trust Series A 7.75%	10,000	264,800
FelCor Lodging Trust, Inc. Series C 8.00%	30,000	732,300
Hersha Hospitality Trust Series B 8.00%	3,000	75,450
Pebblebrook Hotel Trust Series B, 8.00%	40,000	1,039,600
Sunstone Hotel Investors, Inc. Series D 8.00%	31,934	814,636
		3,462,786

Office Space (REITs) 0.26%
Kilroy Realty Corp. Series H 6.38%	13,985	350,884

Regional Malls (REITs) 0.82%
CBL & Associates Properties, Inc. Series E 6.63%	20,000	499,200
Pennsylvania Real Estate Investment Trust Series A 8.25%	4,000	105,120
Taubman Centers, Inc. Series J 6.50%	20,000	512,200
		1,116,520

Shopping Centers (REITs) 0.55%
Kimco Realty Corp. Series K 5.63%	30,000	744,600

Storage (REITs) 0.76%
Public Storage, Inc. Series V 5.38%	40,000	1,032,000

Utilities 0.37%
Entergy Arkansas, Inc. 4.90%	20,000	497,000
Total Preferred Stocks (Cost $7,061,179)		7,562,656

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Money Market 0.38%
Fidelity Institutional Money Market Funds – Prime Money Market Portfolio, 0.14%	$509,314	$509,314
Total Money Market (Cost $509,314)		509,314
Total Investments – 99.81% (Cost $90,916,694**)		135,344,134
Other Assets in Excess of Liabilities– 0.19%		262,967

NET ASSETS – 100.00%		$135,607,101

LP — Limited Partnership

REIT—Real Estate Investment Trust

*	Non-income producing security.
**Aggregate	cost for federal income tax purposes is $92,018,315, and net unrealized appreciation consists of:

Gross unrealized appreciation	$47,133,374
Gross unrealized depreciation	(3,807,555)
Net unrealized appreciation	$43,325,819

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2012

ASSETS
Investments in securities at value (cost $90,916,694) (Note 1)	$135,344,134
Receivable for Fund shares sold	190,715
Dividends and interest receivable	588,016
Prepaid expenses	24,515
TOTAL ASSETS	136,147,380

LIABILITIES
Payable for Fund shares redeemed	307,050
Payable for investment advisory fees	109,815
Payable for accounting and administration fees	8,257
Payable for distribution fees (Note 3)	34,735
Payable to custodian	3,024
Payable for audit fees	21,500
Payable for transfer agent fees	29,201
Payable for printing fees	21,781
Other accrued expenses	4,916
TOTAL LIABILITIES	540,279
NET ASSETS	$135,607,101

Class A Shares
Net assets applicable to 13,351,673 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$134,353,063
Net asset value and redemption price per share ($134,353,063 ÷ 13,351,673 shares)	$10.06
Maximum offering price per share ($10.06÷ 0.9475)	$10.62

Class B Shares
Net assets applicable to 121,877 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$1,254,038
Net asset value and redemption price per share ($1,254,038 ÷ 121,877 shares) (a)	$10.29

SOURCE OF NET ASSETS
As of December 31 2012, net assets consisted of:
Paid-in capital	$123,576,634
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(32,396,973)
Net unrealized appreciation appreciation on investments	44,427,440
NET ASSETS	$135,607,101

(a) Redemption price varies based on length of time held.

See accompanying notes which are an integral part of the financial statements.

12	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,987)	$3,625,558
Interest	786
TOTAL INVESTMENT INCOME	3,626,344

EXPENSES
Investment Advisory fees (Note 3)	1,360,092
Distribution fees — Class A (Note 3)	416,279
Distribution fees — Class B (Note 3)	14,562
Administration and Accounting fees	131,900
Auditing fees	21,500
Chief Compliance Officer salary (Note 3)	6,688
Custodian fees	21,220
Directors’ fees	13,632
Insurance expense	42,629
Legal fees	19,168
Printing expense	49,062
Registration fees	18,322
Transfer Agent fees	337,590
Pricing fees	6,000
Other expenses	273
NET EXPENSES	2,458,917
NET INVESTMENT INCOME	1,167,427

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions and REITs	10,676,169
Net change in unrealized appreciation/depreciation of investments	8,091,853
Net realized and unrealized gain on investments	18,768,022
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,935,449

See accompanying notes which are an integral part of the financial statements.

REAL ESTATE INCOME AND GROWTH FUND	13

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$1,167,427	$634,726
Net realized gain (loss) on investment transactions and REITs	10,676,169	(23,489,957)
Net change in unrealized appreciation/depreciation of investments	8,091,853	25,060,422
Net increase in net assets resulting from operations	19,935,449	2,205,191

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income:
Class A	(2,129,533)	(634,726)
Class B	(7,511)	—
Total distributions from net investment income	(2,137,044)	(634,726)
Return of capital:
Class A	—	(2,114,298)
Class B	—	(15,613)
Total distributions from return of capital to shareholders	—	(2,129,911)
Total distributions to shareholders	(2,137,044)	(2,764,637)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares Sold:
Class A	14,802,451	17,425,857
Class B	74,451	26,425
Shares issued from reinvestment of distributions:
Class A	1,842,535	2,333,825
Class B	5,957	12,204
Shares redeemed:
Class A	(38,929,195)	(63,630,023)
Class B	(542,578)	(820,207)
Decrease in net assets derived from capital share transactions	(22,746,379)	(44,651,919)
Total decrease in net assets	(4,947,974)	(45,211,365)

NET ASSETS
Beginning of period	140,555,075	185,766,440
End of period	$135,607,101	$140,555,075

Transactions in capital stock were:
Shares Sold:
Class A	1,503,812	1,907,243
Class B	7,172	2,871
Shares issued from reinvestment of distributions:
Class A	184,708	260,191
Class B	585	1,333
Shares redeemed:
Class A	(3,992,111)	(7,035,731)
Class B	(54,623)	(90,268)
Decrease in shares outstanding	(2,350,457)	(4,954,361)

See accompanying notes which are an integral part of the financial statements.

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A For the Year ended December 31, 2012	Class A For the Year ended December 31, 2011	Class A For the Year ended December 31, 2010	Class A For the Year ended December 31, 2009	Class A For the Period ended December 31, 2008
Net asset value, beginning of period	$8.88	$8.94	$6.87	$5.38	$11.31

Income from investment operations:
Net investment income (loss)	0.08 [1]	0.03 ¹	0.04 ¹	0.12 ¹	0.32 ¹
Net realized and unrealized gain on investments	1.26	0.08	2.18	1.58	(5.77)
Total income (loss) from investment operations	1.34	0.11	2.22	1.70	(5.45)

Less distributions:
Distributions from net investment income	(0.16)	(0.04)	(0.04)	(0.12)	(0.31)
Distributions from capital gains	—	—	(0.11)	—	(0.09)
Distributions from return of capital	—	(0.13)	—	(0.09)	(0.08)
Total distributions	(0.16)	(0.17)	(0.15)	(0.21)	(0.48)
Net asset value, end of period	$10.06	$8.88	$8.94	$6.87	$5.38
Total Return ²	15.10%	1.24%	32.41%	32.20%	(48.46)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$134,353	$139,027	$183,450	$157,212	$111,160
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.75%	1.74%	1.75%	1.99%	1.85%
After expense reimbursement or recapture	1.75%	1.74%	1.77%	1.97%	1.85%
Ratio of net investment income to average net assets	0.84%	0.38%	0.47%	2.25%	3.26%
Portfolio turnover	10.31%	6.71%	12.68%	17.74%	80.23%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of the financial statements.

REAL ESTATE INCOME AND GROWTH FUND	15

FINANCIAL HIGHLIGHTS (CONT.)

	Class B For the Year ended December 31, 2012	Class B For the Year ended December 31, 2011		Class B For the Year ended December 31, 2010		Class B For the Year ended December 31, 2009	Class B For the Period ended December 31, 2008
Net asset value, beginning of period	$9.05	$9.09		$6.97		$5.48	$11.54

Income from investment operations:
Net investment income (loss)	0.06 [1]	(0.02	)¹	(0.01	)¹	0.11¹	0.25¹
Net realized and unrealized gain on investments	1.24	0.07		2.21		1.56	(5.84)
Total income (loss) from investment operations	1.30	0.05		2.20		1.67	(5.59)

Less distributions:
Distributions from net investment income	(0.06)	—		—		(0.09)	(0.29)
Distributions from capital gains	—	—		(0.08)		—	(0.10)
Distributions from return of capital	—	(0.09)		—		(0.09)	(0.08)
Total distributions	(0.06)	(0.09)		(0.08)		(0.18)	(0.47)
Net asset value, end of period	$10.29	$9.05		$9.09		$6.97	$5.48
Total Return [2]	14.37%	0.54%		31.63%		31.01%	(48.80)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,254	$1,528		$2,317		$2,662	$2,991
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.45%	2.44%		2.45%		2.70%	2.54%
After expense reimbursement or recapture	2.45%	2.44%		2.47%		2.67%	2.54%
Ratio of net investment income to average net assets	0.57%	(0.26)%		(0.09)%		2.09%	2.46%
Portfolio turnover	10.31%	6.71%		12.68%		17.74%	80.23%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect CDSC charges.

See accompanying notes which are an integral part of the financial statements.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2012

Note 1 – Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The Fund offers two classes of shares (Class A Shares and Class B Shares). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share of each class of the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

The summary of inputs used to value the Fund’s net assets as of December 31, 2012 is as follows:

Real Estate Income and Growth Fund

Valuation Inputs
Level 1 – Quoted Prices *	$135,344,134
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$135,344,134

* Industries as defined in the Schedule of Investments

During the year ended December 31, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts require the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Net Asset Value Per Share: The methodology and procedures for determining NAV are identical for each class of shares, but due to the specific distribution expenses and other costs allocable to each class of shares, the NAV of each class of shares will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are purchased at the net asset value per share.

G. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2012, excluding short-term investments, were $14,430,939 and $37,810,637, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2012, were $1,360,092.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares and Class B Shares will not exceed 1.97%, and 2.67%, respectively, of the average daily net assets of each class through April 30, 2013. For the year ended December 31, 2012, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2012, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at December 31, 2012.

The Fund has adopted distribution plans for Class A Shares and Class B Shares pursuant to Rule 12b-1 (each a “Plan”). Each Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% and 1/12 of 1.00% from the average daily net assets of Class A Shares and Class B Shares, respectively, for the Distributor’s services and expenses in distributing shares of each class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2012, fees paid to the Distributor under the Plan were $416,278 for Class A Shares and $14,562 for Class B Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2012, sales charges on Class A Shares paid to the Distributor were $727,097. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares. Certain redemptions of the Fund’s Class B Shares made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus. For the year ended December 31, 2012, CDSC fees on Class B Shares paid to the Distributor were $2,667.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2012, the Fund was allocated $6,688 of the Chief Compliance Officer’s salary.

Note 4 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Taxable Distributions

	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2012
Class A	$2,129,533	$0	$0	$0	$2,129,533
Class B	7,511	0	0	0	7,511

	$2,137,044	$0	$0	$0	$2,137,044

12/31/2011
Class A	$634,726	$0	$634,726	$2,114,298	$2,749,024
Class B	0	0	0	15,613	15,613

	$634,726	$0	$634,726	$2,129,911	$2,764,637

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2012, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(31,295,352)
Unrealized appreciation	43,325,819

Total Distributable Earnings	$12,030,467

The difference between book and tax unrealized depreciation is attributable to wash sales.

As of December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes of $18,344,602, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

As of December 31, 2012, the Fund had a long-term capital loss carryforward of $12,950,750 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character. Total loss carryovers are $31,295,352.

For the year ended December 31, 2012, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2012, and has concluded that no provision for federal income tax is required in the Fund’s

REAL ESTATE INCOME AND GROWTH FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2012, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(969,617)
Accumulated Net Investment Income	969,617

Note 7 – Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the above listed FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. In connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and, Mr. Lerner and Mr. Mason each agreed to temporary suspensions from affiliation with DLA. The fines and suspension do not involve the Company, any of the Funds, or the adviser to the Funds. While there can be no assurance that the fines and/or suspensions will not: a) materially and adversely impact DLA’s ability to act as the Fund’s principal underwriter and distributor; and/or b) materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, it is not considered likely at this time that such material and adverse effects would occur.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

22	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2012, 29.93% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

For the year ended December 31, 2012, 0.00% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

REAL ESTATE INCOME AND GROWTH FUND	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Real Estate Income and Growth Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Real Estate Income and Growth Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2013

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2012

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 28, 2012, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

REAL ESTATE INCOME AND GROWTH FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, and operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable

26	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

REAL ESTATE INCOME AND GROWTH FUND	27

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

28	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (76) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (51) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (76) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (76) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (76) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (59) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (52) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

REAL ESTATE INCOME AND GROWTH FUND	29

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Real Estae Income and Growth Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2011 Spirit of America        SOARE-AR11

ANNUAL REPORT

DECEMBER 31, 2012

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As the New Year begins, we welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy

We appreciate your continued support and look forward to your future investment in the Spirit of America Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION

Economic Summary

2012 was the year of economic recovery. The housing sector slowly improved throughout the year. Values of homes increased for the first time since 2006. Inventories remained at historical low levels suggesting prices would continue to rise. In some regions, buying was cheaper than renting, which supported the housing recovery.

Employment also recovered during the year. Job growth seemed to be in line with 2011 and close to 2004 and 2006. Despite weakness in the second quarter, job growth recovered in the third and fourth quarters. Unemployment rate dropped from 8.5% at the beginning of the year to 7.7% closer to year end — a better than expected improvement.

Consumer spending improved as housing & employment recovered. Consumer savings rates fell but remained at reasonable levels, and consumer debt and debt service levels declined to multiyear lows, suggesting that demand would be sustainable.

Market Commentary

The markets in 2012 were influenced by the governments and central banks. The European Central Bank injected capital into weak European banks during the first quarter and then agreed to buy sovereign debt of distressed neighboring nations. The U.S. Federal Reserve (Fed) announced QE3 at the end August. It would be buying $40 billion in mortgage backed securities. It also extended its “Operation Twist” program, in which it would be selling short-term bonds for longer-term bonds to keep mortgage rates low.

Fund Summary

The Spirit of America Value Fund’s, (SOAVX) (the “Fund”) primary objective is to seek capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 10 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 11.63% for the year of 2012. The five year return ending December 31, 2012 was 2.29%, beating the Benchmark, which returned 1.66%. The ten year return ending December 31, 2012 was 7.63%, beating the Benchmark (S&P 500 Index), which returned 7.10%. These results do not take the fund’s maximum front end sales charge of 5.25% and expense ratio of 1.86% into account.

Past performance is not indicative of future results.

The standardized total returns including sales charge and expenses as 12/31/2012:

1 Year was 5.75%.

5 Year was (0.76) %.

10 Year was 4.97%

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap Value Fund

December 31, 2012

Information Technology	17.26%	$9,384,007
Consumer Staples	11.94	6,489,983
Financials	11.81	6,419,777
Health Care	11.70	6,364,787
Consumer Discretionary	9.92	5,395,765
Industrials	9.68	5,265,981
Energy	7.55	4,104,141
Real Estate Investment Trusts	6.08	3,308,193
Telecommunication Services	4.65	2,529,909
Materials	3.47	1,884,362
Cash Equivalents	3.15	1,715,219
Utilities	2.79	1,515,378
Total Investments	100.00%	$54,377,502

LARGE CAP VALUE FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	Shares
1 Year (with sales charge)	5.75%	[a]
1 Year (without sales charge)	11.63%
5 Years (with sales charge)	(0.76%	)[a]
5 Years (without sales charge)	0.31%
10 Years (with sales charge)[b]	4.97%	[a]
10 Years (without sales charge)[b]	5.54%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

b	Inception date: August 1, 2002.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations August 1, 2002.
**	The S&P 500 Index benchmark is based on a start date of July 31, 2002.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2012 TO DECEMBER 31, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,022.60	1.81%	$9.18
Hypothetical 5% Return	$1,000.00	$1,016.06	1.81%	$9.15

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2012

	Shares	Market Value

Common Stocks 92.37%

Consumer Discretionary 9.79%
Bed Bath & Beyond, Inc.*	7,000	$391,370
Ford Motor Co.	2,500	32,375
Home Depot, Inc. (The)	20,000	1,237,000
McDonald’s Corp.	9,380	827,410
Target Corp.	8,000	473,360
Time Warner, Inc.	12,200	583,526
Walt Disney Co. (The)	24,100	1,199,939
Wyndham Worldwide Corp.	11,000	585,310
		5,330,290

Consumer Staples 11.92%
Altria Group, Inc.	31,200	980,304
Coca-Cola Co.(The)	15,200	551,000
Estee Lauder Cos., Inc.(The), Class A	7,900	472,894
Hershey Co.(The)	3,500	252,770
Kimberly-Clark Corp.	3,200	270,176
Kraft Foods Group Inc	5,499	250,040
Mondelez International Inc., Class A	16,500	420,255
PepsiCo, Inc.	13,250	906,697
Philip Morris International, Inc.	15,249	1,275,426
Procter & Gamble Co.	9,900	672,111
Wal-Mart Stores, Inc.	6,424	438,310
		6,489,983

Energy 7.54%
Chevron Corp.	3,000	324,420
ConocoPhillips	15,100	875,649
Devon Energy Corp.	5,100	265,404
Exxon Mobil Corp.	16,050	1,389,127
Halliburton Co.	7,100	246,299
Schlumberger Ltd.	12,575	871,322
Suncor Energy, Inc.	4,000	131,920
		4,104,141

Financials 10.09%
American Express Co.	10,000	574,800
Bank of America Corp.	39,100	453,560
Citigroup, Inc.	14,500	573,620
Goldman Sachs Group, Inc.(The)	4,615	588,689
Hartford Financial Services Group, Inc.(The)	7,500	168,300

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Financials (cont.)
JPMorgan Chase & Co.	22,927	$1,008,100
MetLife, Inc.	6,875	226,463
Royal Bank of Canada	4,200	253,260
Travelers Cos., Inc.(The)	4,500	323,190
U.S. Bancorp	9,700	309,818
Wells Fargo & Co.	29,686	1,014,667
		5,494,467

Health Care 11.69%
Abbott Laboratories	7,300	478,150
Bristol-Myers Squibb Co.	5,000	162,950
C.R. Bard, Inc.	3,000	293,220
Covidien PLC	9,500	548,530
Eli Lilly & Co.	5,000	246,600
Express Scripts Holding Co.*	4,668	252,072
Johnson & Johnson	10,510	736,751
McKesson Corp.	6,000	581,760
Merck & Co., Inc.	17,600	720,544
Pfizer, Inc.	28,300	709,764
UnitedHealth Group, Inc.	15,800	856,992
Watson Pharmaceutical, Inc.*	6,150	528,900
WellPoint, Inc.	4,080	248,554
		6,364,787

Industrials 9.67%
3M Co.	9,350	868,147
ADT Corp. (The)	3,850	178,987
Boeing Co.(The)	9,630	725,717
Caterpillar, Inc.	6,000	537,480
CSX Corp.	42,750	843,457
General Electric Co.	60,381	1,267,397
Pentair, Inc.	1,847	90,780
Tyco International Ltd.	7,700	225,225
United Parcel Service, Inc., Class B	5,726	422,178
United Technologies Corp.	1,300	106,613
		5,265,981

Information Technology 17.24%
Adobe Systems, Inc.*	4,200	158,256
Apple, Inc.	5,000	2,665,150
Cisco Systems, Inc.	18,500	363,525
EMC Corp.*	28,300	715,990

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Information Technology (cont.)
Intel Corp.	26,400	$544,632
International Business Machines Corp.	9,358	1,792,525
Microsoft Corp.	25,550	682,951
Oracle Corp.	30,800	1,026,256
QUALCOMM, Inc.	7,500	465,150
Texas Instruments, Inc.	14,925	461,779
Visa, Inc., Class A	3,350	507,793
		9,384,007

Materials 3.46%
Alcoa, Inc.	5,000	43,400
Dow Chemical Co.(The)	8,650	279,568
Du Pont (E.I.) de Nemours & Co.	13,500	607,095
Eastman Chemical Co.	1,000	68,050
Newmont Mining Corp.	8,000	371,520
Packaging Corp. of America	13,380	514,729
		1,884,362

Real Estate Investment Trusts 4.76%
American Tower Corp.	4,050	312,944
Equity Residential	8,400	476,028
Kimco Realty Corp.	11,890	229,715
ProLogis, Inc.	7,588	276,886
Simon Property Group, Inc.	6,509	1,029,008
Starwood Property Trust Inc	11,700	268,632
		2,593,213

Telecommunication Services 3.92%
AT&T, Inc.	31,350	1,056,808
Verizon Communications, Inc.	24,940	1,079,154
		2,135,962

Utilities 2.27%
Consolidated Edison, Inc.	11,200	622,048
Wisconsin Energy Corp.	16,600	611,710
		1,233,758
Total Common Stocks
(Cost $37,384,617)		50,280,951

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Preferred Stocks 4.37%

Consumer Discretionary 0.12%
Comcast Corp., 5.00%	2,500	$65,475

Financials 1.70%
Aegon NV, 6.38%	5,000	125,800
Aegon NV, 8.00%	3,000	83,940
American Financial Group, Inc., 6.38%	5,000	130,950
BGC Partners, Inc., 8.13%	5,000	129,950
General Electric Capital Corp., 4.88%	5,000	127,450
Goldman Sachs Group, Inc.(The), 5.95%	3,000	74,940
Goldman Sachs Group, Inc.(The), 6.13%	2,000	52,240
Wells Fargo & Co., 5.20%	3,000	75,540
Wells Fargo & Co., Series O, 5.13%	5,000	124,500
		925,310

Real Estate Investment Trusts 1.31%
Kimco Realty Corp., Series J, 5.50%	5,000	124,250
Kimco Realty Corp., Series K, 5.63%	2,000	49,640
Public Storage, Inc., Series R, 6.35%	2,000	53,560
Public Storage, Inc., Series T, 5.75%	2,500	64,925
Senior Housing Properties Trust, 5.63%	5,000	123,050
Taubman Centers, Inc., Series J, 6.50%	2,500	64,025
Vornado Realty Trust, Series J, 6.88%	4,000	107,880
Vornado Realty Trust, Series K, 5.70%	5,000	127,650
		714,980

Telecommunication Services 0.72%
Qwest Corp., 7.00%	5,000	129,950
Telephone & Data Systems, Inc., 7.00%	4,000	105,920
United States Cellular Corp., 6.95%	5,742	158,077
		393,947

Utilities 0.52%
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	1,000	26,070
NextEra Energy Capital Holdings, Inc., Series H, 5.63%	5,000	130,100
NextEra Energy Capital Holdings, Inc., Series I, 5.13%	5,000	125,450
		281,620
Total Preferred Stocks
(Cost $2,282,261)		2,381,332

LARGE CAP VALUE FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Money Market 3.15%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.14%	1,715,219	$1,715,219

Total Money Market
(Cost $1,715,219)		1,715,219

Total Investments — 99.89%
(Cost $41,382,097**)		54,377,502
Other Assets in Excess of Liabilities — 0.11%		58,294

NET ASSETS — 100.00%		$54,435,796

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $41,587,655 and net unrealized appreciation consists of:

Gross unrealized appreciation	$13,692,416
Gross unrealized depreciation	(902,569)
Net unrealized appreciation	$12,789,847

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2012

ASSETS
Investments in securities at value (cost $41,382,097) (Note 1)	$54,377,502
Receivable for Fund shares sold	106,909
Dividends and interest receivable	90,095
Tax reclaims receivable	81
Prepaid expenses	11,820
TOTAL ASSETS	54,586,407

LIABILITIES
Payable for Fund shares redeemed	36,379
Payable for investment advisory fees	44,603
Payable for accounting and administration fees	4,218
Payable for distribution fees (Note 3)	13,795
Payable to custodian	1,507
Payable for audit fees	17,100
Payable for transfer agent fees	11,553
Payable for printing fees	18,496
Other accrued expenses	2,960
TOTAL LIABILITIES	150,611
NET ASSETS	$54,435,796
Net assets applicable to 3,838,617 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$54,435,796
Net asset value and redemption price per share ($54,435,796 ÷ 3,838,617 shares)	$14.18
Maximum offering price per share ($14.18 ÷ 0.9525)	$14.89

SOURCE OF NET ASSETS
As of December 31 2012, net assets consisted of:
Paid-in capital	$46,214,109
Accumulated undistributed net investment loss	(900)
Accumulated net realized loss on investments	(4,772,818)
Net unrealized appreciation on investments	12,995,405
NET ASSETS	$54,435,796

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $1,568)	$1,330,333
Interest	1,406
TOTAL INVESTMENT INCOME	1,331,739

EXPENSES
Investment Advisory fees (Note 3)	523,397
Distribution fees (Note 3)	161,875
Accounting and Administration fees	76,383
Auditing fees	17,100
Chief Compliance Officer salary (Note 3)	2,597
Custodian fees	14,222
Directors’ fees	5,200
Insurance expense	15,757
Legal fees	7,341
Printing expense	37,842
Registration fees	10,760
Transfer Agent fees	133,825
TOTAL EXPENSES	1,006,299
NET EXPENSES	1,006,299
NET INVESTMENT INCOME	325,440

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	1,816,770
Net realized loss on foreign currency transactions	—
Net change in unrealized appreciation/depreciation of investments	3,621,127
Net realized and unrealized gain on investments	5,437,897
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,763,337

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$325,440	$146,290
Net realized gain on investment transactions	1,816,770	186,059
Net change in unrealized appreciation/depreciation of investments	3,621,127	(673,550)
Net increase (decrease) in net assets resulting from operations	5,763,337	(341,201)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(333,127)	(183,200)
Total distributions to shareholders	(333,127)	(183,200)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	10,622,882	10,670,855
Shares issued from reinvestment of distributions	321,128	176,385
Shares redeemed	(11,614,521)	(19,007,600)
Decrease in net assets derived from capital share transactions	(670,511)	(8,160,360)
Total increase (decrease) in net assets	4,759,699	(8,684,761)

NET ASSETS
Beginning of period	49,676,097	58,360,858
End of period	$54,435,796	$49,676,097

Accumulated undistributed net investment income (loss)	$(900)	$(1,156)

Transactions in capital stock were:
Shares Sold	760,214	820,602
Shares issued from reinvestment of distributions	22,435	13,727
Shares redeemed	(832,327)	(1,498,044)
Decrease in shares outstanding	(49,678)	(663,715)

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of period	$12.78	$12.82	$11.55	$9.83	$14.29

Income from investment operations:
Net investment income[1]	0.09	0.03	0.00 [2]	0.07	0.07
Net realized and unrealized gain (loss) on investments	1.40	(0.02)	1.28	1.72	(4.46)
Total income (loss) from investment operations	1.49	0.01	1.28	1.79	(4.39)

Less distributions:
Distributions from net investment income	(0.09)	(0.05)	(0.01)	(0.07)	(0.07)
Distributions from capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00	)²
Total distributions	(0.09)	(0.05)	(0.01)	(0.07)	(0.07)

Net asset value, end of period	$14.18	$12.78	$12.82	$11.55	$9.83
Total Return³	11.63%	0.05%	11.09%	18.32%	(30.81)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$54,436	$49,676	$58,361	$55,377	$44,416
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.86%	1.89%	1.91%	2.06%	2.03%
After expense reimbursement or recapture	1.86%	1.96%	1.97%	1.97%	1.97%
Ratio of net investment income to average net assets	0.60%	0.26%	(0.03)%	0.70%	0.56%
Portfolio turnover	11.94%	19.04%	44.50%	50.57%	44.76%

1 Calculated based on the average number of shares outstanding during the period.

2 Amount represents less than $0.01 per share.

3 Calculation does not reflect sales load.

See accompanying notes which are an integral part of the financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2012

Note 1 – Significant Accounting Policies

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

The summary of inputs used to value the Fund’s net assets as of December 31, 2012 is as follows:

Large Cap Value Fund

Valuation Inputs
Level 1 – Quoted Prices *	$54,377,502
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$54,377,502

* Industries as defined in the Schedule of Investments

During the year ended December 31, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2012, excluding short-term investments, were $6,274,099 and $8,732,303, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2012 were $523,397.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund through April 30, 2013. For the year ended December 31, 2012, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2012, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the adviser at December 31, 2012.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2012, fees paid to the Distributor under the Plan were $161,875.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2012, sales charges received by the Distributor were $598,973. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2012, the Fund was allocated $2,597 of the Chief Compliance Officer’s salary.

Note 4 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
12/31/2012	$333,127	$0	$333,127
12/31/2011	$183,200	$0	$183,200

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2012, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(4,568,160)
Unrealized appreciation	12,789,847

Total Distributable Earnings	$8,221,687

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes of $4,568,160, which $654,518, $3,065,485 and $848,157 are available to reduce future required distributions of net capital gains to shareholders through 2016, 2017, and 2018, respectively.

For the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $1,809,811.

At December 31, 2012, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2012, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 – Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the above listed FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. In connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed,

LARGE CAP VALUE FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

among other things, to pay a fine; and, Mr. Lerner and Mr. Mason each agreed to temporary suspensions from affiliation with DLA. The fines and suspension do not involve the Company, any of the Funds, or the adviser to the Funds. While there can be no assurance that the fines and/or suspensions will not: a) materially and adversely impact DLA’s ability to act as the Fund’s principal underwriter and distributor; and/or b) materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, it is not considered likely at this time that such material and adverse effects would occur.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2012, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(7,945)
Undistributed Net Investment Income	7,943
Undistributed Realized Gains	2

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2012, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2012, 43.87% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Qualified Interest Income

For the year ended December 31, 2012, 1.43% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

20	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Large Cap Value Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Large Cap Value Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2013

LARGE CAP VALUE FUND	21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2012

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 28, 2012, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, and operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable

LARGE CAP VALUE FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

LARGE CAP VALUE FUND	25

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (76) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (51) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (76) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (76) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (76) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (59) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (52) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

26	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America        SOALC-AR12

ANNUAL REPORT

DECEMBER 31, 2012

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide the 2012 Annual report for The Spirit of America High Yield Tax Free Bond Fund, (“the Fund”). We look forward to the continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We have been proud to watch the number of investors grow. We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Chronic financial woes continued to plague the European Union. The European Central Bank (“ECB”) forecasted economic weakness extending into 2013. Clearly, there has been no short term fix to the economic problems in the eurozone.

In the United States, the Federal Reserve announced in September, that it would begin buying $40 billion in agency mortgage-backed securities. It also extended its so-called “Operation Twist” program to the end of the year, whereby it sells its short-term bonds for longer-term bonds in an effort to drive down interest rates and stimulate the economy.

In addition, the Committee decided to keep the target range for the federal funds rate at 0 to  1/4 percent and currently anticipates that exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.

The economic recovery, particularly job creation, was in limbo as a result of the political gridlock in Washington and the uncertainty of fiscal policies. Private sector investors and corporations held out on making any employment or investment decisions to see how Congress will solve their budgetary issues and differences and what it will mean for them going forward. The large US deficit is now over $16 trillion, and many question whether last minute tax and spending policies will do anything to correct the problem. Washington is faced with difficult decisions about costly entitlement programs such as Medicare and Social Security.

Market Commentary

High yield municipal bonds are typically issued by government entities to finance economic or industrial development projects, as well as, housing, healthcare and environmental projects. Other high yield municipal bonds are issued to finance such things as airport terminals, charter schools, and projects related to utilities. In addition, a large number of bonds have been issued by local governments in anticipation of revenues owed by the tobacco industry. The interest payments are usually covered by a special tax or revenue from the project, and the bonds are often backed by hard assets or mortgage income associated with the project. High yield municipals may also be issued to finance private projects that benefit the community, such as waste remediation or public utilities. In those cases the debt is usually backed and paid for by a corporation. As with the broader municipal market, high yield municipal bonds provide income that is exempt from federal, and sometimes state, income taxes.

The economic health of 27 U.S. states showed signs of improvement as a four-year high in industrial production led to gains in the Rust Belt region, where manufacturing accounts for a larger share of jobs. Michigan, Ohio, Indiana and Illinois posted four of the eight biggest gains for the three months ending in September, compared to the previous quarter, according to the Bloomberg Economic Evaluation of States (BEES) Index.

Additionally, a recent report from the National Conference of State Legislatures (NCSL) indicated that most states are reporting they expect stable fiscal situations through the first few months of fiscal 2013 (beginning July 1, 2012). The NCSL, a bipartisan organization serving state legislators, released the “State Budget Updates: Fall 2012” based on a survey of state legislative officers from all 50 states and the District of Columbia.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

The majority of states reported either on-target or above-target tax collections of the three major taxes, personal income, sales and corporate income. Looking ahead, 33 states and Washington, D.C. all have stable outlooks for revenue collections for the remainder of fiscal 2013, meaning they expect to meet budget projections and 6 states have optimistic outlooks about future revenues, meaning they believe collections may exceed projections.

Municipal bonds performed very well in 2012. The 30-Year “AAA” Municipal Market Data (MMD) yield rallied from 3.57% to 2.83% due to strong demand. The expected 2013 tax increase led to strong investor demand for municipal bonds in 2012. According to the Bond Buyer, The Municipal Bond Index dropped from a 4.60% average yield to par call on 1/3/2012 to a 3.87% on 12/31/2012.

Demand for municipal securities should remain strong as higher taxes on income, capital gains and dividends for households making more than $450,000 will take effect in 2013.

The question remains; will 2013 be a year of healing for the global economy? Spirit of America will be carefully monitoring the economy for clarification on the answer to this question.

Fund Summary

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however, we have kept our focus on investing in bonds in the “Baa3”/“BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. Currently, as of December 31, 2012, 98.73% of the portfolio is above investment grade, with 81.18% rated “A” or better. The average rating of holdings in the Fund is A1/A+.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of December 31, 2012, the Fund consists of 445 different issues varied across 48 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and public improvement. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside.

Return Summary

The Fund continues to grow at a steady and healthy pace. The Fund’s Net Asset Value (NAV) went from $9.64 to $10.08 during 2012. The inflows for the Fund were almost $67 million for 2012. Since inception in March of 2008, the Fund has grown to over $156 million in net assets with 5,505 shareholder accounts. We expect continued growth in assets under management in the future.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (CONT.)

It is clear that municipal bonds will continue to play an integral role for both issuers and investors alike. We feel there is tremendous value in the municipal bond market; however, it is important to know the municipal market. Here at Spirit of America each and every credit goes through vigorous credit analysis.

Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with Municipal Bonds.

We remain cautious in our approach to the municipal market in that each position is carefully analyzed. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

December 31, 2012

New York	25.60%	$39,695,015
Puerto Rico	12.40	19,231,690
New Jersey	6.97	10,812,675
Connecticut	5.92	9,178,642
Texas	5.10	7,913,468
Florida	4.91	7,607,586
California	4.70	7,283,336
Illinois	4.47	6,923,814
Michigan	3.21	4,981,151
Pennsylvania	2.49	3,857,170
Maryland	2.17	3,358,431
Indiana	2.00	3,106,522
Massachusetts	1.58	2,453,077
Georgia	1.35	2,089,482
Rhode Island	1.30	2,010,625
New Mexico	1.28	1,981,665
Wisconsin	1.27	1,970,996
Ohio	1.00	1,546,474
West Virginia	0.99	1,534,687
Washington	0.88	1,365,610
Louisiana	0.87	1,355,980
Colorado	0.79	1,227,248
Oregon	0.77	1,199,172
Kansas	0.61	950,071
Arizona	0.60	927,551

District of Columbia	0.56	869,771
Alabama	0.53	815,333
Maine	0.46	720,825
South Dakota	0.44	683,113
Alaska	0.42	650,651
North Carolina	0.40	619,211
Iowa	0.39	599,997
Missouri	0.36	551,081
Wyoming	0.33	510,405
New Hampshire	0.24	377,093
South Carolina	0.21	318,799
Nebraska	0.19	302,287
Kentucky	0.19	288,970
Montana	0.18	278,820
Mississippi	0.18	272,395
Idaho	0.17	260,785
Oklahoma	0.17	256,153
Vermont	0.16	246,038
Tennessee	0.15	228,388
Virginia	0.14	220,601
Utah	0.14	214,769
Minnesota	0.14	212,618
Nevada	0.10	159,264
Virgin Islands	0.07	109,942
North Dakota	0.05	80,254
Hawaii	0.03	44,712
Money Market	0.38	596,940
Total Investments	100.00%	$155,051,353

HIGH YIELD TAX FREE BOND FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

Shares
1 Year (with sales charge)	3.74%[a]
1 Year (without sales charge)	8.91%
Since Inception (with sales charge)[b]	4.68%[a]
Since Inception (without sales charge)[b]	5.74%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: February 29, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Capital Municpal Bond Index benchmark is based on a start date of February 29, 2008.

The Barclays Capital Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2012 TO DECEMBER 31, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,032.30	0.90%	$4.58
Hypothetical 5% Return	$1,000.00	$1,020.63	0.90%	$4.56

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2012

	Principal Amount	Market Value
Municipal Bonds 98.51%

Alabama 0.52%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$108,848
University of Alabama, University & College Improvements, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.50%, 07/01/42	750,000	706,485
		815,333

Alaska 0.42%
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	101,812
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	102,054
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 06/01/14 @ 100, (OID), 5.00%, 06/01/32	500,000	446,785
		650,651

Arizona 0.59%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	109,799
Pima County Industrial Development Authority, Refunding Revenue Bonds, Series O, Callable 07/01/16 @ 100, 5.00%, 07/01/26	745,000	703,734
State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	114,018
		927,551

California 4.65%
Bay Area Toll Authority, Highway Improvements Revenue Bonds, Callable 10/01/20 @ 100, 5.00%, 10/01/27	250,000	289,162
California Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	309,667
California State Public Works Board, University & College Improvements Revenue Bonds, Series H, Callable 04/01/22 @ 100, (OID), 4.00%, 04/01/37	250,000	251,140
City of Los Angeles, Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	104,725

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

California (cont.)
County of San Bernardino, Refunding Bonds, Certificate Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	$50,000	$54,212
County of San Bernardino, Refunding Bonds, Certificate Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.50%, 08/01/22	250,000	283,210
Golden State Tobacco Securitization Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/17 @ 100, 5.75%, 06/01/47	30,000	28,453
Huntington Beach Public Financing Authority, Public Improvements Revenue Bonds, Callable 09/01/21 @ 100, (OID), 4.50%, 09/01/31	250,000	272,620
State of California, Refunding Bonds, General Obligation Unlimited, Callable 02/01/22 @ 100, 4.00%, 02/01/32	500,000	525,640
State of California, Refunding Bonds, General Obligation Unlimited, Callable 09/01/22 @ 100, 4.00%, 09/01/37	1,200,000	1,253,772
State of California, Refunding Bonds, General Obligation Unlimited, Callable 02/01/22 @ 100, 4.38%, 02/01/38	500,000	535,765
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, 5.00%, 11/01/25	250,000	292,032
State of California, Refunding Bonds, General Obligation Unlimited, Callable 10/01/19 @ 100, 5.00%, 10/01/29	250,000	283,895
State of California, Refunding Bonds, General Obligation Unlimited, Callable 06/01/17 @ 100, 5.00%, 06/01/32	500,000	551,860
State of California, Refunding Bonds, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	500,000	562,725
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	250,000	291,235
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, 6.00%, 04/01/35	500,000	600,210
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	100,000	119,850
University of California, University & College Improvements, Revenue Bonds, Series A, Callable 05/15/15 @ 101, (BHAC-CR) (MBIA) (OID), 4.50%, 05/15/47	475,000	491,140
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	23,357

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

California (cont.)
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	$140,000	$158,666
		7,283,336

Colorado 0.78%
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.25%, 12/01/28	250,000	298,517
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.63%, 12/01/40	250,000	291,977
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	114,299
Montrose Memorial Hospital, Hospital Improvements, Revenue Bonds, Callable 12/01/13 @ 102, (OID), 6.00%, 12/01/33	500,000	522,455
		1,227,248

Connecticut 5.85%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 4.90%, 11/15/36	450,000	481,833
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 5.00%, 11/15/41	130,000	138,776
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100, (GO OF AUTH) (OID), 4.63%, 11/15/41	250,000	262,820
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series F-1, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	240,930
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series G, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	248,948
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100, (GO OF AUTH), 3.35%, 05/15/28	250,000	254,938
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.25%, 11/15/27	150,000	152,819

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut Housing Finance Authority, State Single-Family Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.50%, 05/15/31	$250,000	$255,090
Connecticut Housing Finance Authority, State Single-Family Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	506,115
Connecticut Housing Finance Authority, State Single-Family Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.88%, 11/15/38	750,000	760,095
Connecticut Housing Finance Authority, State Single-Family Revenue Bonds, Subseries D-1, Callable 05/15/21 @ 100, 4.00%, 11/15/34	250,000	255,345
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries D-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.38%, 11/15/31	100,000	103,464
Connecticut Housing Finance Authority, State Single-Family Revenue Bonds, Subseries D-2, Callable 05/15/21 @ 100, 4.15%, 05/15/42	500,000	509,505
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.88%, 11/15/46	100,000	107,043
Connecticut Housing Finance Authority, Multi-Family Housing Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, (GO OF AUTH), 4.63%, 11/15/41	215,000	227,915
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries G-1, Callable 11/15/21 @ 100, (OID), 3.75%, 11/15/55	250,000	241,708
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	250,000	276,877
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series A, Callable 07/01/21 @ 100, 5.00%, 07/01/32	385,000	425,914
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	259,673
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	104,419

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	$500,000	$515,375
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	517,185
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	546,600
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	110,322
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	125,000	136,316
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	113,043
State of Connecticut, Public Improvements, General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	272,652
State of Connecticut Special Tax Revenue, Public Improvements Revenue Bonds, Callable 01/01/23 @ 100, 3.00%, 01/01/33	1,000,000	970,630
State of Connecticut Special Tax Revenue, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	121,951
University of Connecticut, University & College Improvements Revenue Bonds, Series A, Callable 02/15/20 @ 100, (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	60,341
		9,178,642

District of Columbia 0.55%
District of Columbia, Hospital Improvements Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101, (FSA), 5.45%, 07/15/35	525,000	575,127
District of Columbia Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Callable 12/01/21 @ 100, (Fanni Mae), 4.90%, 06/01/40	280,000	294,644
		869,771

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Florida 4.85%
Citizens Property Insurance Corp., Miscellaneous Purposes Revenue Bonds, Series A-1, 4.75%, 06/01/20	$150,000	$174,899
City of Jacksonville Public Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/34	200,000	228,954
City of Miami Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	116,288
City of Miami Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	136,720
City of Miami Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	551,620
County of Miami-Dade Hospital Improvements Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	119,746
County of Miami-Dade Public Improvements, General Obligation Unlimited, Series B-1, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	250,000	292,655
County of Miami-Dade Recreational Facility Improvements Revenue Bonds, Series C, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	283,375
County of Miami-Dade Refunding Revenue Bonds, Subseries B, Callable 10/01/22 @ 100, (OID), 4.00%, 10/01/37	250,000	251,393
County of Miami-Dade Refunding Revenue Bonds, Subseries B, Callable 10/01/22 @ 100, (AGM), 4.00%, 10/01/37	250,000	254,028
County of Miami-Dade Aviation Revenue, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	150,000	172,038
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, 5.00%, 08/15/14	100,000	106,054
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	290,775
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	125,000	144,464
Florida Gulf Coast University Financing Corp., University & College Improvements Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	111,213

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Florida (cont.)
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	$130,000	$151,467
Florida Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	100,000	105,685
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	114,616
Florida Municipal Loan Council, Water Utility Improvements Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	115,433
FSU Financial Assistance, Inc., Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	565,845
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	238,088
Hillsborough County Industrial Development Authority, School Improvements Revenue Bonds, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	242,705
JEA Electric System Revenue, Revenue Bonds, Series THREE-B, Callable 10/01/17 @ 100, (OID), 3.75%, 10/01/39	500,000	502,790
JEA Water & Sewer System Revenue, Revenue Bonds, Series B, Callable 10/01/17 @ 100, (OID), 4.00%, 10/01/41	515,000	522,086
JEA Water & Sewer System Revenue, Revenue Bonds, Subseries B, Callable 10/01/17 @ 100, (OID), 3.88%, 10/01/37	250,000	251,120
Miami-Dade County Educational Facilities Authority, University & College Improvements Revenue Bonds, Series B, (AMBAC), 5.25%, 04/01/31	260,000	322,954
North Sumter County Utility Dependent District, Water & Utility Improvements Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	441,040
Orange County Health Facilities Authority, Hospital Improvements Revenue Bonds, 5.25%, 10/01/19	160,000	185,950
Palm Beach County School District, Refunding Bonds, Certificate Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	53,443
State of Florida School Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 101, (OID), 5.25%, 07/01/24	380,000	448,202

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Florida (cont.)
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/37	$100,000	$111,940
		7,607,586

Georgia 1.33%
Albany-Dougherty Inner City Authority, University & College Improvements Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	250,000	275,562
Albany-Dougherty Payroll Development Authority, University & College Improvements Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	374,410
City of Atlanta Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	285,725
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	104,793
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	181,374
Fulton County Development Authority, University & College Improvements Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	60,053
Fulton County Development Authority, University & College Improvements Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	297,045
Georgia Housing & Finance Authority, State Single-Family Housing Revenue Bonds, Series A-1, Callable 12/01/21 @ 100, 4.00%, 12/01/37	500,000	510,520
		2,089,482

Hawaii 0.03%
Hawaii Pacific Health, Hospital Improvements Revenue Bonds, Series B, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	40,000	44,712

Idaho 0.17%
Idaho State Building Authority, Refunding Revenue Bonds, Callable 09/01/22 @ 100, (OID), 4.00%, 09/01/37	250,000	260,785

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Illinois 4.42%
Chicago Board of Education, School Improvements, General Obligation Unlimited, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/42	$2,500,000	$2,752,200
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/30	500,000	515,635
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/31	500,000	509,465
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/32	500,000	507,175
City of Chicago, Local Multi-Family Housing, Revenue Bonds, Callable 08/01/20 @ 100, (Freddie Mac), 4.75%, 02/01/31	250,000	265,667
City of Chicago, Waterworks Revenue, Refunding Revenue Bonds, Callable 11/01/22 @ 100, 4.00%, 11/01/37	500,000	513,070
Illinois Finance Authority, University & College Improvements Revenue Bonds, Series A, Callable 10/01/21 @ 100, 4.00%, 10/01/33	300,000	317,460
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	268,030
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	215,000	243,890
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	117,608
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	197,631
Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	295,117
Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	303,295
University of Illinois, University & College Improvements Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	117,571
		6,923,814

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Indiana 1.98%
Indiana Finance Authority, Hospital Improvements Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	$250,000	$275,070
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	293,575
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	115,172
Indiana Finance Authority, Water & Sewer Improvements Revenue Bonds, Series C, Callable 02/01/23 @ 100, 4.00%, 02/01/32	250,000	276,405
Town of Munster Public Improvements Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	2,146,300
		3,106,522

Iowa 0.38%
Iowa Finance Authority, Hospital Improvements Revenue Bonds, Callable 08/01/22 @ 100, 4.75%, 08/01/42	250,000	252,483
Iowa State Finance Authority, Revenue Bonds, Series A, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	300,000	347,514
		599,997

Kansas 0.61%
Kansas Development Finance Authority, Refunding Revenue Bonds, Callable 05/15/22 @ 100, 4.00%, 11/15/37	675,000	676,019
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	274,052
		950,071

Kentucky 0.18%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	250,000	288,970

Louisiana 0.86%
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	290,580
Parish of St. John Baptist Industrial Improvements Revenue Bonds, Series A, Callable 06/01/17 @ 100, 5.13%, 06/01/37	1,000,000	1,065,400
		1,355,980

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Maine 0.46%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	$500,000	$508,245
Maine State Housing Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 01/15/20 @ 100, 4.25%, 11/15/27	100,000	104,828
Maine State Housing Authority, Local Single-Family Housing Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	107,752
		720,825

Maryland 2.14%
Maryland Community Development Administration, State Single-Family Housing Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	259,783
Maryland Community Development Administration, Refunding Revenue Bonds, Series B, Callable 03/01/20 @ 100, 5.13%, 09/01/30	350,000	376,988
Maryland Community Development Administration, State Single-Family Housing Revenue Bonds, Series C, Callable 09/01/18 @ 100, 4.55%, 09/01/39	500,000	515,565
Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	574,405
Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	445,000	506,406
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	65,857
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	165,000	172,692
Montgomery County Housing Opportunities Commission, Revenue Bonds, Series B, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	600,000	608,520
Montgomery County Housing Opportunities Commission, Local Multi-Family Housing Revenue Bonds, Series B-1, Callable 07/01/20 @ 100, 5.00%, 07/01/31	250,000	278,215
		3,358,431

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Massachusetts 1.56%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	$215,000	$237,775
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	90,000	99,283
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	164,765
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	100,000	107,154
Massachusetts Housing Finance Agency, State Single-Family Housing Revenue Bonds, Series 159, Callable 12/01/21 @ 100, 4.05%, 12/01/32	250,000	259,275
Massachusetts Housing Finance Agency, State Single-Family Housing Revenue Bonds, Series 162, Callable 06/01/22 @ 100, (Freddie Mac) (Fannie Mae), 3.50%, 12/01/42	100,000	98,536
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 06/01/20 @ 100, (FHA), 5.25%, 12/01/35	175,000	187,971
Massachusetts Housing Finance Agency, Revenue Bonds, Series B, Callable 12/01/22 @ 100, 3.50%, 12/01/31	300,000	303,762
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	108,409
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	106,440
Massachusetts State College Building Authority, Refunding Revenue Bonds, Series B, Callable 05/01/22 @ 100, 4.00%, 05/01/43	500,000	518,920
Massachusetts Water Pollution Abatement Trust, Refunding Revenue Bonds, Subseries 16B, Callable 08/01/20 @ 100, 4.00%, 08/01/42	250,000	260,787
		2,453,077

Michigan 3.18%
Cesar Chavez Academy, Inc., School Improvements, Certificate of Participation, Callable 02/01/13 @ 102, 6.50%, 02/01/33	185,000	189,564

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Michigan (cont.)
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	$500,000	$503,935
Michigan State Building Authority, Refunding Revenue Bonds, Series I-A, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	865,860
Michigan State Building Authority, Refunding Revenue Bonds, Series I-A, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	115,042
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100, (OID), 5.63%, 11/15/29	100,000	114,833
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100, (OID), 5.75%, 11/15/39	250,000	284,372
Michigan State Housing Development Authority, State Multi-Family Housing Revenue Bonds, Series A, Callable 06/01/21 @ 100, (GO OF AUTH), 4.60%, 12/01/26	205,000	219,139
Michigan State Housing Development Authority, State Multi-Family Housing Revenue Bonds, Series A2, Callable 04/01/22 @ 100, (GO OF AUTH), 4.50%, 10/01/36	710,000	733,835
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/48	595,000	549,334
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	259,258
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	261,762
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	291,082
Western Michigan University, University & College Improvements Revenue Bonds, Callable 11/15/21 @ 100, 5.00%, 11/15/26	500,000	593,135
		4,981,151

Minnesota 0.14%
City of St. Cloud, Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100, (OID), 5.00%, 05/01/25	200,000	212,618

Mississippi 0.17%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	272,395

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Missouri 0.35%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	$250,000	$280,137
Missouri Housing Development Commission, State Single-Family Housing Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	170,000	178,306
Missouri State Health & Educational Facilities Authority, Health, Hospital & Nursing Home Improvements Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	92,638
		551,081

Montana 0.18%
Montana Facility Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	278,820

Nebraska 0.19%
Nebraska Public Power District, Electric Lights & Power Improvements Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	302,287

Nevada 0.10%
City of Reno, Hospital Improvements Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	55,328
Nevada Housing Division, State Single-Family Housing Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.40%, 04/01/27	100,000	103,936
		159,264

New Hampshire 0.24%
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	256,378
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	120,715
		377,093

New Jersey 6.90%
Essex County Improvement Authority, Public Improvements Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	292,487

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New Jersey (cont.)
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	$150,000	$185,901
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/14 @ 100, (OID), 5.75%, 06/15/29	450,000	485,527
New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	112,194
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	850,000	1,007,046
New Jersey Educational Facilities Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, 4.00%, 07/01/32	500,000	520,450
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 01/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 07/01/29	500,000	515,485
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	520,000	608,052
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	246,878
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	275,000	297,157
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/28	250,000	274,222
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	108,734
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	69,458
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	140,000	149,650

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	$100,000	$119,181
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.00%, 06/15/26	750,000	878,887
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/22 @ 100, 5.00%, 06/15/42	500,000	558,600
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	170,000	200,855
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 3.00%, 06/15/29	250,000	240,845
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, Callable 06/15/22 @ 100, (OID), 3.25%, 06/15/38	350,000	325,815
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 5.00%, 06/15/38	855,000	960,319
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series B, Callable 06/15/21 @ 100, (OID), 5.00%, 06/15/42	200,000	222,544
Newark Housing Authority, Public Improvements Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	939,165
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/28	500,000	498,765
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	247,743
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	246,303
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series 1A, Callable 06/01/17 @ 100, (OID), 5.00%, 06/01/41	550,000	500,412
		10,812,675

New Mexico 1.26%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, (OID), Callable 08/01/22 @ 100, 4.00%, 08/01/42	500,000	503,950

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New Mexico (cont.)
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	$225,000	$243,153
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	494,582
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	145,000	147,414
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.50%, 09/01/27	250,000	256,105
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	250,000	257,033
Village of Los Ranchos de Albuquerque Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	79,428
		1,981,665

New York 25.32%
City of New York, Public Improvements, General Obligation Unlimited, Series A-1, Callable 08/01/21 @ 100, (OID), 4.50%, 08/01/35	500,000	550,760
City of New York, Refunding Bonds, General Obligation Unlimited, Series C, Callable 08/01/22 @ 100, (OID), 3.13%, 08/01/33	100,000	98,874
City of New York, Refunding Bonds, General Obligation Unlimited, Series E, Callable 02/01/23 @ 100, 3.00%, 08/01/33	250,000	242,503
City of New York, Refunding Bonds, General Obligation Unlimited, Series E, Callable 02/01/23 @ 100, 4.00%, 08/01/32	250,000	272,047
Hudson Yards Infrastructure Corp., Transit Improvements Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	63,583
Hudson Yards Infrastructure Corp., Public Improvements Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	227,862

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
Hudson Yards Infrastructure Corp., Public Improvements Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	$250,000	$296,605
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	141,715
Long Island Power Authority, Electric Lights & Power Improvements Revenue Bonds, Series A, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	296,675
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series A, Callable 11/15/22 @ 100, 4.00%, 11/15/31	250,000	272,092
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	250,000	279,975
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/46	350,000	387,450
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series C, Callable 11/15/22 @ 100, (OID), 4.25%, 11/15/42	485,000	505,637
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/22 @ 100, 4.00%, 11/15/30	500,000	535,780
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	250,000	273,430
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.88%, 11/15/46	100,000	107,787
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	280,177
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	571,865
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D-1, Callable 11/01/22 @ 100, (OID), 3.75%, 11/01/29	500,000	521,295

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series E, Callable 11/15/22 @ 100, (OID), 4.00%, 11/15/38	$1,675,000	$1,717,545
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series H, Callable 11/15/22 @ 100, 3.63%, 11/15/37	300,000	301,353
Monroe County Industrial Development Corp., Hospital Improvements Revenue Bonds, Callable 02/15/21 @ 100, (FHA), 5.75%, 08/15/35	250,000	300,775
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series A, Callable 09/15/19 @ 100, (Fannie Mae), 4.50%, 09/15/25	200,000	211,962
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	524,445
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	264,502
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	501,845
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	106,422
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	259,070
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series G, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	501,845
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	267,155
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	261,777
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	177,599

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	$100,000	$108,390
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	262,822
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.95%, 11/01/43	250,000	261,530
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	102,262
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/31	145,000	154,092
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (NATL-RE), 5.00%, 03/01/36	200,000	210,700
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/46	4,105,000	4,251,672
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	650,000	757,250
New York City Municipal Water Finance Authority, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, (OID), 3.25%, 06/15/47	250,000	236,108
New York City Municipal Water Finance Authority, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, 5.00%, 06/15/47	500,000	572,480
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	283,105
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100, (OID), 3.38%, 06/15/34	100,000	102,484
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100, (OID), 4.00%, 06/15/39	1,000,000	1,052,250

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series FF, Callable 06/15/22 @ 100, (OID), 4.00%, 06/15/45	$500,000	$520,775
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S-1, Callable 07/15/22 @ 100, (State Aid Withholding), 4.00%, 07/15/42	250,000	259,438
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	284,597
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Series C, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	500,000	590,270
New York City Trust for Cultural Resources, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/39	100,000	110,098
New York Convention Center Development Corp., Recreational Facility Improvements Revenue Bonds, Callable 11/15/15 @ 100, (AMBAC), 5.00%, 11/15/44	250,000	270,550
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	287,387
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, 5.00%, 04/01/18	50,000	56,234
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	1,032,360
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 4.00%, 10/01/36	895,000	926,361
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 4.13%, 10/01/40	1,000,000	1,035,990
New York Mortgage Agency, Refunding Revenue Bonds, Series 176, Callable 04/01/22 @ 100, 3.65%, 10/01/37	250,000	250,185
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	122,904
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	100,000	121,685
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/17 @ 100, 5.00%, 05/01/22	660,000	731,795

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	$165,000	$205,163
New York State Dormitory Authority, Revenue Bonds, Callable 05/15/22 @ 100, 5.00%, 05/15/27	400,000	482,272
New York State Dormitory Authority, Revenue Bonds, Callable 11/01/16 @ 100, 5.00%, 11/01/34	700,000	744,996
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.13%, 07/01/39	250,000	272,045
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	222,006
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	572,125
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, (OID), 5.50%, 05/01/37	350,000	397,250
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 12/15/22 @ 100, 4.00%, 12/15/33	500,000	538,260
New York State Dormitory Authority, School Improvements, Revenue Bonds, Series A, Callable 10/01/22 @ 100, (AGM) (OID), 4.00%, 10/01/38	500,000	510,510
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 07/01/20 @ 100, 5.00%, 07/01/26	300,000	342,801
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (OID), 5.00%, 05/01/32	500,000	562,575
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (OID), 5.00%, 05/01/41	500,000	551,455
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/30	50,000	57,972
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	46,998
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	856,050

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series B, Callable 07/01/22 @ 100, 4.00%, 07/01/31	$125,000	$135,151
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 4.00%, 07/01/32	250,000	251,375
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 4.13%, 07/01/42	500,000	499,575
New York State Dormitory Authority, School Improvements Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 4.75%, 10/01/40	165,000	177,598
New York State Dormitory Authority, School Improvements Revenue Bonds, Series D, Callable 10/01/22 @ 100, (AGM) (OID), 3.50%, 10/01/32	270,000	270,432
New York State Dormitory Authority, Refunding Revenue Bonds, Series D, Callable 10/01/22 @ 100, (AGM) (OID), 4.00%, 10/01/37	175,000	178,966
New York State Dormitory Authority, Revenue Bonds, Series F, Callable 10/01/22 @ 100, (AGM) (OID), 3.10%, 10/01/29	200,000	198,958
New York State Dormitory Authority, Refunding Revenue Bonds, Series H, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	281,154
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	104,899
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	213,356
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	269,167
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	219,969
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	159,422
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	500,000	532,515

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 05/01/22 @ 100, 3.75%, 11/01/37	$250,000	$252,148
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series D, Callable 05/01/22 @ 100, 3.50%, 11/01/42	200,000	194,568
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series D, Callable 05/01/22 @ 100, 3.60%, 05/01/45	200,000	194,400
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series E, Callable 05/01/22 @ 100, (SONYMA), 3.50%, 11/01/42	100,000	98,537
New York State Thruway Authority, Revenue Bonds, Series I, Callable 01/01/22 @ 100, (OID), 4.13%, 01/01/42	500,000	522,750
New York State Urban Development Corp., Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	123,715
Orange County Funding Corp., University & College Improvements, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	466,965
Orange County Funding Corp., University & College Improvements, Refunding Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	470,275
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Refunding Revenue Bonds, Callable 12/01/22 @ 100, 3.00%, 12/01/32	250,000	243,395
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Refunding Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/38	250,000	241,893
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Refunding Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/42	250,000	234,925
Tobacco Settlement Financing Corp., Housing Revenue Bonds, Callable 06/01/13 @ 100, 5.50%, 06/01/19	250,000	255,133
Triborough Bridge & Tunnel Authority, Public Improvements Revenue Bonds, Series A, Callable 11/15/22 @ 100, 4.00%, 11/15/37	250,000	263,115
		39,695,015

HIGH YIELD TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

North Carolina 0.39%
Charlotte-Mecklenburg Hospital Authority, Refunding Revenue Bonds, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	$100,000	$110,756
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	281,665
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	226,790
		619,211

North Dakota 0.05%
North Dakota Housing Finance Agency, State Single-Family Housing Revenue Bonds, Series B, Callable 01/01/21 @ 100, 4.45%, 01/01/25	75,000	80,254

Ohio 0.99%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/42	420,000	388,975
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	78,062
Kent State University, Public Improvements Revenue Bonds, Series A, Callable 05/01/22 @ 100, (OID), 4.00%, 05/01/32	500,000	526,645
Ohio Higher Educational Facilities Revenue, Refunding Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	250,000	269,567
Ohio Higher Educational Facilities Revenue, Hospital Improvements Revenue Bonds, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	283,225
		1,546,474

Oklahoma 0.16%
Oklahoma Water Resources Board, Water Utility Improvements Revenue Bonds, Series A, Callable 04/01/22 @ 100, (OID), 3.50%, 04/01/36	250,000	256,153

Oregon 0.76%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	100,000	115,136

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Oregon (cont.)
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM) (OID), 5.13%, 08/15/40	$250,000	$271,540
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.50%, 08/15/28	250,000	288,937
Oregon Health & Science University, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.88%, 07/01/28	250,000	264,140
Oregon Health & Science University, Refunding Revenue Bonds, Series E, Callable 07/01/22 @ 100, 5.00%, 07/01/32	35,000	40,339
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	219,080
		1,199,172

Pennsylvania 2.46%
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	153,872
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100, (OID), 5.88%, 08/01/31	220,000	240,816
City of Philadelphia, Public Improvements Refunding Bonds, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (OID), 7.13%, 07/15/38	750,000	863,767
Montgomery County Industrial Development Authority, Hospital Improvements Revenue Bonds, Callable 08/01/20 @ 100, (FHA), 5.38%, 08/01/38	500,000	576,990
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	103,954
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	111,846
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	111,494
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	240,000	285,125
Pennsylvania Higher Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 05/01/13 @ 100, (OID), 5.50%, 05/01/34	100,000	101,701

HIGH YIELD TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Pennsylvania (cont.)
Pennsylvania Housing Finance Agency, State Single-Family Housing Revenue, Series 114C, Callable 10/01/21 @ 100, 3.65%, 10/01/37	$250,000	$244,010
Pennsylvania Turnpike Commission, Revenue Bonds, Series A, Callable 12/01/22 @ 100, 4.00%, 12/01/32	250,000	264,032
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	250,000	290,732
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	100,000	111,807
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements Revenue Bonds, Callable 08/01/22 @ 100, (AGM) (OID), 4.00%, 02/01/28	375,000	397,024
		3,857,170

Puerto Rico 12.27%
Commonwealth of Puerto Rico, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	256,840
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/22	250,000	251,548
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.00%, 07/01/24	500,000	500,565
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, (CIFG-TCRS), 5.00%, 07/01/29	200,000	200,596
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/22 @ 100, (OID), 5.13%, 07/01/37	225,000	213,140
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.25%, 07/01/20	350,000	353,594
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/24	300,000	304,026
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	250,315
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/21 @ 100, (AGM) (OID), 5.38%, 07/01/25	375,000	396,859

34	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Puerto Rico (cont.)
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100, (OID), 5.38%, 07/01/33	$250,000	$250,293
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	533,380
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, (AGM), 6.00%, 07/01/33	350,000	365,064
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, (OID), 6.13%, 07/01/33	100,000	102,438
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	201,178
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series B, Callable 07/01/14 @ 100, 5.88%, 07/01/36	100,000	100,728
Commonwealth of Puerto Rico, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	104,455
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/16 @ 100, (AGM), 6.00%, 07/01/36	500,000	520,540
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/39	1,385,000	1,418,572
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series E, Callable 07/01/16 @ 100, (OID), 5.63%, 07/01/32	625,000	630,800
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	246,843
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/30	250,000	233,408
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 5.00%, 07/01/33	200,000	180,960
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/29	250,000	240,918

HIGH YIELD TAX FREE BOND FUND	35

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 5.25%, 07/01/42	$530,000	$486,953
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.75%, 07/01/37	500,000	489,080
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements, Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 6.00%, 07/01/38	500,000	501,385
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements, Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 6.00%, 07/01/44	355,000	355,327
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series CCC, Callable 07/01/20 @ 100, 5.00%, 07/01/28	250,000	247,873
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series RR, Callable 07/01/15 @ 100, (AGM), 5.00%, 07/01/20	500,000	516,175
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series XX, Callable 07/01/15 @ 100, (OID), 5.25%, 07/01/35	250,000	248,693
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series AA-1, Callable 07/01/20 @ 100, (AGM), 4.95%, 07/01/26	95,000	98,549
Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 02/11/13 @ 100, (AGM) (OID), 5.00%, 07/01/32	220,000	220,002
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Series H, Callable 07/01/20 @ 100, 5.45%, 07/01/35	20,000	20,073
Puerto Rico Public Buildings Authority, Public Improvements, Revenue Bonds, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (GTD) (OID), 5.25%, 07/01/33	645,000	640,995
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed) (GTD), 6.00%, 07/01/20	50,000	54,625
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed) (GTD), 6.25%, 07/01/31	945,000	1,048,808

36	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Economic Improvements Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed) (GTD), 5.50%, 07/01/20	$235,000	$244,170
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (GTD) (OID), 6.25%, 07/01/26	460,000	486,064
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (GTD) (OID), 6.75%, 07/01/36	240,000	256,730
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 06/01/14 @ 100, (Commonwealth Guaranteed) (GTD), 7.00%, 07/01/25	250,000	257,080
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (GTD), 6.00%, 07/01/38	100,000	100,791
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed) (GTD), 5.00%, 07/01/21	180,000	183,366
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed) (GTD), 5.00%, 07/01/22	185,000	186,809
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, (Commonwealth Guaranteed) (GTD), 5.25%, 07/01/23	100,000	101,871
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, (Commonwealth Guaranteed) (GTD) (OID), 5.25%, 07/01/42	925,000	874,698
Puerto Rico Sales Tax Financing Corp, Public Improvements Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, 4.38%, 08/01/20	175,000	188,153
Puerto Rico Sales Tax Financing Corp, Public Improvements, Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, 4.88%, 08/01/24	250,000	262,257
Puerto Rico Sales Tax Financing Corp, Public Improvements, Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, (AGM) (OID), 5.00%, 08/01/40	250,000	264,317
Puerto Rico Sales Tax Financing Corp, Public Improvements Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, (OID), 5.25%, 08/01/30	100,000	104,498

HIGH YIELD TAX FREE BOND FUND	37

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Sales Tax Financing Corp, Public Improvements Revenue Bonds, Subseries A, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/37	$420,000	$444,192
Puerto Rico Sales Tax Financing Corp, Public Improvements Revenue Bonds, Subseries C, Callable 08/01/20 @ 100, (OID), 5.38%, 08/01/36	850,000	882,886
Puerto Rico Sales Tax Financing Corp, Public Improvements Revenue Bonds, Subseries C, Callable 08/01/20 @ 100, 6.00%, 08/01/39	1,500,000	1,608,210
		19,231,690

Rhode Island 1.28%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	508,975
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	155,000	157,488
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	226,773
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	271,345
Rhode Island Housing & Mortgage Finance Corp., Refunding Bonds, State Single-Family Housing Revenue Bonds, Series 5, Callable 04/01/22 @ 100, 3.45%, 04/01/35	250,000	244,285
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	563,540
Rhode Island Turnpike & Bridge Authority, Highway Improvements Revenue Bonds, Series A, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	35,000	38,219
		2,010,625

South Carolina 0.20%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/14 @ 100, (OID), 5.75%, 08/01/36	250,000	262,150
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	56,649
		318,799

38	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

South Dakota 0.44%
City of Sioux Falls Sales Tax Revenue, Public Improvements Revenue Bonds, Series A, Callable 11/15/22 @ 100, (OID), 3.25%, 11/15/30	$575,000	$577,403
South Dakota Housing Development Authority, State Single-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.70%, 05/01/27	100,000	105,710
		683,113

Tennessee 0.15%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	228,388

Texas 5.05%
City of Corpus Christi Utility System Revenue, Water & Utility Improvements, Refunding Revenue Bonds, Callable 07/15/22 @ 100, 5.00%, 07/15/42	250,000	279,735
City of Houston Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	559,300
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	256,750
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	197,776
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	120,650
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 11/15/22 @ 100, 5.00%, 11/15/37	1,500,000	1,690,260
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	117,755
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,344,275
Red River Education Financing Corp, University & College Improvements Revenue Bonds, Callable 03/15/20 @ 100, (OID), 4.38%, 03/15/41	500,000	528,905
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	250,000	252,798

HIGH YIELD TAX FREE BOND FUND	39

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Texas (cont.)
Schertz-Seguin Local Government Corp., Water Utility Improvements Revenue Bonds, Callable 02/01/19 @ 100, (AGM) (OID), 4.75%, 02/01/38	$100,000	$105,775
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, (OID), 4.50%, 09/01/19	100,000	111,804
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	100,000	112,928
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/14 @ 100, (OID), 5.38%, 09/01/30	1,000,000	1,037,610
Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, 5.00%, 12/01/16	50,000	56,884
Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	113,059
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	113,902
Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 02/15/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	913,302
		7,913,468

Utah 0.14%
Utah Housing Corp., State Single-Family Housing Revenue, Series A1 , Callable 01/01/21 @ 100, 5.25%, 01/01/25	95,000	104,624
Utah Housing Corp., State Single-Family Housing Revenue, Series A1 , Callable 01/01/21 @ 100, 5.75%, 01/01/33	100,000	110,145
		214,769

Vermont 0.16%
Vermont Housing Finance Agency, Refunding Bonds, State Multi-Family Housing Revenue Bonds, Series B, Callable 08/15/22 @ 100, 3.75%, 08/15/37	250,000	246,038

Virgin Islands 0.07%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	109,942

40	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Virginia 0.14%
Virginia Housing Development Authority, State Single-Family Housing Revenue, Series E, Callable 04/01/20 @ 100, (GO OF AUTH), 4.50%, 10/01/45	$215,000	$220,601

Washington 0.87%
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	271,315
Washington Health Care Facilities Authority, Hospital Improvements Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	572,975
Washington State Housing Finance Commission, State Single-Family Housing Revenue, Series 2N, Callable 06/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.70%, 06/01/36	500,000	521,320
		1,365,610

West Virginia 0.98%
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, 5.00%, 09/01/19	250,000	273,955
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	219,802
West Virginia Water Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.00%, 10/01/39	1,000,000	1,040,930
		1,534,687

Wisconsin 1.26%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	455,292
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	106,940
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	100,000	112,726
Wisconsin State Health & Educational Facilities Authority Revenue, Hospital Improvements Revenue Bonds, Callable 04/15/15 @ 100, (OID), 5.63%, 04/15/33	100,000	106,766

HIGH YIELD TAX FREE BOND FUND	41

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Wisconsin (cont.)
Wisconsin State Health & Educational Facilities Authority Revenue, Refunding Revenue Bonds, Series A, Callable 07/15/21 @ 100, (AGM), 5.00%, 07/15/27	$1,050,000	$1,189,272
		1,970,996

Wyoming 0.33%
Wyoming Community Development Authority, Refunding Revenue Bonds, Series 2, Callable 12/01/21 @ 100, 4.25%, 12/01/37	500,000	510,405
Total Municipal Bonds
(Cost $144,695,828)		154,454,413

Money Market 0.38%
Federated Municipal Obligations Fund, 0.05%	596,940	596,940
Total Money Market
(Cost $596,940)		596,940

Total Investments – 98.89%
(Cost $145,292,768*)		155,051,353
Other Assets in Excess of Liabilities – 1.11%		1,741,618

NET ASSETS – 100.00%		$156,792,971

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

CIFG - Capitalized Interest Financial Guaranty

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration.

FSA - Financial Security Assurance.

GO - General Obligation

GTD - Guaranteed

INS - Insured

MBIA - Municipal Bond Insurance Association

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

TCRS - Transferable Custodial Receipts

*	Aggregate cost for federal income tax purpose is $145,295,328, and net unrealized appreciation consists of:

Gross unrealized appreciation	$10,311,672
Gross unrealized depreciation	(555,647)
Net unrealized appreciation	$9,756,025

42	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2012

ASSETS
Investments in securities at value (cost $145,292,768) (Note 1)	$155,051,353
Receivable for Fund shares sold	502,805
Dividends and interest receivable	2,072,708
Prepaid expenses	32,221
TOTAL ASSETS	157,659,087

LIABILITIES
Payable for investments purchased	526,178
Payable for Fund shares redeemed	120,134
Payable for investment advisory fees	42,562
Payable for accounting and administration fees	8,193
Payable for distributions to shareholders	68,077
Payable for distribution fees (Note 3)	19,845
Payable to custodian	4,000
Payable for audit fees	17,100
Payable for transfer agent fees	11,562
Payable for printing fees	25,817
Other accrued expenses	22,648
TOTAL LIABILITIES	866,116
NET ASSETS	$156,792,971
Net assets applicable to 15,549,095 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$156,792,971
Net asset value and redemption price per share ($156,792,971 ÷ 15,549,095 shares)	$10.08
Maximum offering price per share ($10.08÷ 0.9525)	$10.58

SOURCE OF NET ASSETS
As of December 31 2012, net assets consisted of:
Paid-in capital	$147,559,767
Accumulated net realized loss on investments	(525,381)
Net unrealized appreciation on investments	9,758,585
NET ASSETS	$156,792,971

see accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$6,419,689
TOTAL INVESTMENT INCOME	6,419,689

EXPENSES
Investment Advisory fees (Note 3)	782,592
Distribution fees (Note 3)	195,649
Accounting and Administration fees	190,814
Auditing fees	17,100
Chief Compliance Officer salary (Note 3)	6,177
Custodian fees	38,136
Directors’ fees	12,338
Insurance expense	31,758
Legal fees	14,013
Printing expense	54,683
Registration fees	9,818
Transfer Agent fees	136,832
Other expenses	6,141
TOTAL EXPENSES	1,496,051
Fees waived and reimbursed by Adviser (Note 3)	(320,358)
NET EXPENSES	1,175,693
NET INVESTMENT INCOME	5,243,996

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	956,102
Net change in unrealized appreciation/depreciation of investments	4,024,487
Net realized and unrealized gain on investments	4,980,589
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,224,585

See accompanying notes to financial statements.

44	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$5,243,996	$5,034,060
Net realized gain (loss) on investment transactions	956,102	(682,303)
Net change in unrealized appreciation/depreciation of investments	4,024,487	6,974,854
Net increase in net assets resulting from operations	10,224,585	11,326,611

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(5,243,996)	(5,034,061)
Total distributions to shareholders	(5,243,996)	(5,034,061)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares Sold	63,907,954	33,309,253
Shares issued from reinvestment of distributions	3,378,564	3,266,808
Shares redeemed	(17,951,481)	(30,645,335)
Increase in net assets derived from capital share transactions	49,335,037	5,930,726
Total Increase in net assets	54,315,626	12,223,276

NET ASSETS
Beginning of period	102,477,345	90,254,069
End of period	$156,792,971	$102,477,345

Transactions in capital stock were:
Shares sold	6,370,398	3,588,339
Shares issued from reinvestment of distributions	336,946	354,418
Shares redeemed	(1,792,140)	(3,296,904)
Increase in shares outstanding	4,915,204	645,853

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	45

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period Ended December 31, 2008 *
Net asset value, beginning of period	$9.64	$9.04	$9.31	$7.59	$10.00

Income from investment operations:
Net investment income	0.41	0.49¹	0.51¹	0.55¹	0.47¹
Net realized and unrealized gain (loss) on investments	0.44	0.60	(0.27)	1.73	(2.41)
Total income (loss) from investment operations	0.85	1.09	0.24	2.28	(1.94)

Less distributions:
Distributions from net investment income	(0.41)	(0.49)	(0.51)	(0.56)	(0.47)
Total distributions	(0.41)	(0.49)	(0.51)	(0.56)	(0.47)

Net asset value, end of period	$10.08	$9.64	$9.04	$9.31	$7.59
Total Return ²	8.91%	12.41%	2.44%	30.78%	(20.05)%[4]

Ratios/Supplemental Data:
Net assets, end of period (000)	$156,793	$102,477	$90,254	$67,929	$22,974
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.15%	1.20%	1.22%	1.41%	1.84	%³
After expense reimbursement or recapture	0.90%	0.90%	0.90%	0.90%	0.30	%³
Ratio of net investment income to average net assets	4.01%	5.28%	5.32%	6.22%	6.42	%³
Portfolio turnover	12.92%	23.10%	8.66%	5.87%	6.63%[4]

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

3 Calculation is annualized.

4 Calculation is not annualized.

* The Fund commenced operations on February 29, 2008.

See accompanying notes which are an integral part of the financial statements.

46	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2012

Note 1 – Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

HIGH YIELD TAX FREE BOND FUND	47

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

The summary of inputs used to value the Fund’s net assets as of December 31, 2012 is as follows:

High Yield Tax Free Bond Fund

Valuation Inputs
Level 1—Quoted Prices	$596,940
Level 2—Other Significant Observable Inputs *	154,454,413
Level 3—Significant Unobservable Inputs	—

Total Market Value of Investments	$155,051,353

* Security Types as defined in the Schedule of Investments

During the year ended December 31, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2012, excluding short-term investments, were $65,656,190 and $16,614,255, respectively.

48	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2012 were $782,592.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2013. For the year ended December 31, 2012, the Adviser reimbursed the Fund $320,358.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2012 was $878,522. Of this balance, $267,931 will expire in 2013, $290,233 will expire in 2014, and $320,358 will expire in 2015.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2012, fees paid to the Distributor under the Plan were $195,649.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2012, sales charges received by the Distributor were $3,108,537. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2012, the Fund was allocated $6,177 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be

HIGH YIELD TAX FREE BOND FUND	49

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2012	$293,885	$4,950,111	$0	$5,243,996
12/31/2011	$576,209	$4,457,852	$0	$5,034,061

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2012, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(522,821)
Deferred Post-October Losses
Unrealized depreciation	9,756,025

Total Distributable Earnings	$9,233,204

50	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes of $522,821, of which all are available to reduce future required distributions of net capital gains to shareholders through 2017.

Management has analyzed the Fund’s tax positions taken on open federal income tax returns for the four year period ended December 31, 2012, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the above listed FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. In connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and, Mr. Lerner and Mr. Mason each agreed to temporary suspensions from affiliation with DLA. The fines and suspension do not involve the Company, any of the Funds, or the adviser to the Funds. While there can be no assurance that the fines and/or suspensions will not: a) materially and adversely impact DLA’s ability to act as the Fund’s principal underwriter and distributor; and/or b) materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, it is not considered likely at this time that such material and adverse effects would occur.

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

HIGH YIELD TAX FREE BOND FUND	51

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2012, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $4,950,110 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

Qualified Interest Income

For the year ended December 31, 2012, 100% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

52	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America High Yield Tax Free Bond Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period February 29, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America High Yield Tax Free Bond Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period February 29, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2013

HIGH YIELD TAX FREE BOND FUND	53

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2012

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 28, 2012, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or

54	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, and operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;
•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers,

HIGH YIELD TAX FREE BOND FUND	55

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of

56	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

HIGH YIELD TAX FREE BOND FUND	57

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (76) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (51) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (76) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (76) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (76) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (59) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (52) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

58	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America        SOAHY-AR12

ANNUAL REPORT

DECEMBER 31, 2012

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2012 Annual Report for The Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008. It is our flagship fund; the largest fund in the Spirit of America Family.

As 2012 closes, we couldn’t be more proud and excited about the progress of this fund that is now 4 years old. Although past performance is no guarantee of future results, the Spirit of America Income Fund has met and exceeded our goals and continues to deliver attractive returns to our investors. This year has shown strong and steady growth for the Fund and we look forward to continued inflows and further development in structure and diversification going forward.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We are proud of the increasing number of investors in the Fund since its inception. Your support is sincerely appreciated and we look forward to your continued investment in The Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager

INCOME FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Chronic financial woes continued to plague the European Union. The European Central Bank (“ECB”) forecasted economic weakness extending into 2013. Clearly, there has been no short term fix to the economic problems in the eurozone.

In the United States, the Federal Reserve announced in September, that it would begin buying $40 billion in agency mortgage-backed securities. It also extended its so-called “Operation Twist” program to the end of the year, whereby it sells its short-term bonds for longer-term bonds in an effort to drive down interest rates and stimulate the economy.

In addition, the Committee decided to keep the target range for the federal funds rate at 0 to  1/4 percent and currently anticipates that exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.

The economic recovery, particularly job creation, was in limbo as a result of the political gridlock in Washington and the uncertainty of fiscal policies. Private sector investors and corporations held out on making any employment or investment decisions to see how Congress will solve their budgetary issues and differences and what it will mean for them going forward. The large US deficit is now over $16 trillion, and many question whether last minute tax and spending policies will do anything to correct the problem. Washington is faced with difficult decisions about costly entitlement programs such as Medicare and Social Security.

Market Commentary

The economic health of 27 U.S. states showed signs of improvement as a four-year high in industrial production led to gains in the Rust Belt region, where manufacturing accounts for a larger share of jobs. Michigan, Ohio, Indiana and Illinois posted four of the eight biggest gains for the three months ending in September, compared to the previous quarter, according to the Bloomberg Economic Evaluation of States (BEES) Index.*

Additionally, a recent report from the National Conference of State Legislatures (NCSL) indicated that most states are reporting they expect stable fiscal situations through the first few months of fiscal 2013 (beginning July 1, 2012). The NCSL, a bipartisan organization serving state legislators, released the “State Budget Updates: Fall 2012” based on a survey of state legislative officers from all 50 states and the District of Columbia.

The majority of states reported either on-target or above-target tax collections of the three major taxes, personal income, sales and corporate income. Looking ahead, 33 states and Washington, D.C. all have stable outlooks for revenue collections for the remainder of fiscal 2013, meaning they expect to meet budget projections and 6 states have optimistic outlooks about future revenues, meaning they believe collections may exceed projections.

In addition, California voters on Election Day approved Proposition 30, a measure that temporarily increases the state’s sales tax by one-quarter of a cent and raises taxes on income starting at $250,000.

After the passage, S&P said that the additional revenue materially benefits the state’s projected fiscal position and is consistent with their positive outlook on the state’s general obligation bonds. Moody’s said that the passage of Proposition 30 is a credit positive for the state’s K-12 school

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

districts, community college districts and university systems because it averts cuts to education funding.

These actions validate the Fund’s decisions to invest 7.80% of its assets in California bonds.

The Spirit of America Income Fund continued to reap the benefits of its decision to invest in taxable municipal bonds, particularly the Build America Bond Program (BAB’s) which are now less available in the marketplace since the program ended in 2010. Additionally, the taxable municipal market rallied in 2012. Bond prices rose as yields on the 30-year Taxable AAA MMD scale fell from 3.94% on the first business day in January, to 3.69% at the end of December.

The question remains; will 2013 be a year of healing for the global economy? Spirit of America will be carefully monitoring the economy and world events for clarification on the answer to this question.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the newest of the Spirit of America Family of Funds and is now the largest fund in assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, and collateralized mortgage obligations.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results have validated that belief.

At the end 2012, the Fund had over 68% of its assets in taxable municipal bonds. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through vigorous credit analysis.

Return Summary

The Fund continues to grow at a steady and healthy pace. In fact, at the end of the year the Fund reached over a quarter of a billion dollars in assets under management thanks to the continued growing number of investors and share price appreciation. The Net Asset Value rose from $11.69 per share to $12.24 and the number of shareholder accounts more than doubled from last year. Our expectations are for continued growth in assets under management.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

As of December 31, 2012, approximately 94% of the Spirit of America Income Fund was investment grade. Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with municipal bonds.

INCOME FUND	3

MANAGEMENT DISCUSSION (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION

Summary of Portfolio Holdings

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

December 31, 2012

Municipal Bonds	69.27%	$171,895,003
Preferred Stocks	16.90	41,931,887
Corporate Bonds	12.81	31,796,446
Money Market	0.65	1,619,984
Collateralized Mortgage Obligations	0.37	920,443
Total Investments	100.00%	$248,163,763

INCOME FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	Shares
1 Year (with sales charge)	5.29%	[a]
1 Year (without sales charge)	10.51%
Since Inception (with sales charge)[b]	11.54%	[a]
Since Inception (without sales charge)[b]	12.91%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: December 31, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations December 31, 2008.
**	The Barclays Capital U.S. Aggregate Index benchmark is based on a start date of December 31, 2008.

The Barclays Capital U.S. Aggregate Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2012 TO DECEMBER 31, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,043.10	1.10%	$5.64
Hypothetical 5% Return	$1,000.00	$1,019.62	1.10%	$5.57

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

INCOME FUND	7

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2012

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.36%
Banc of America Mortgage Securities, Inc., 5.50%, 08/25/33	$38,212	$38,148
Citicorp Mortgage Securities, Inc., 5.00%, 02/25/35	329,000	337,224
Citicorp Mortgage Securities, Inc., 6.00%, 04/25/36	100,000	101,078
CountryWide Home Loan Mortgage Pass Through Trust, A27, 5.50%, 10/25/35	111,000	102,445
CountryWide Home Loan Mortgage Pass Through Trust, A7, 5.50%, 10/25/35	120,000	110,752
Mastr Asset Securitization Trust, 2A2, 5.50%, 10/25/33	102,908	104,496
WaMu Mortgage Pass Through Certificates, A11, 5.50%, 11/25/33	80,206	82,004
WaMu Mortgage Pass Through Certificates, A2, 5.50%, 11/25/33	44,062	44,296
Total Collateralized Mortgage Obligations (Cost $633,954)		920,443
Municipal Bonds 68.21%

Alabama 0.77%
City of Montgomery, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 02/01/20 @ 100, 5.70%, 02/01/40	500,000	573,115
University of Alabama, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	798,448
University of Alabama(The), University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	556,005
		1,927,568

Arizona 1.31%
Arizona School Facilities Board, School Improvements, Certificate Participation, 6.00%, 09/01/27	250,000	283,563
Glendale Municipal Property Corp., Revenue Bonds, Series B, Callable 07/01/13 @ 102, (AMBAC), 5.58%, 07/01/32	200,000	204,960
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,554,844
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,268,452
		3,311,819

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

California 7.60%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	$465,000	$560,641
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1, 6.92%, 04/01/40	250,000	344,987
City of Fresno, Water Utility Improvements, Build America Revenue Bonds, (OID), 6.75%, 06/01/40	1,250,000	1,405,625
City of Tulare Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,220,070
Colton Joint Unified School District, School Improvements, General Obligation Unltd, Series C, 6.01%, 08/01/26	1,000,000	1,133,360
County of San Bernardino, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	190,000	200,043
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	602,300
Napa Valley Unified School District, School Improvements Build America Bonds, General Obligation Unlimited, 6.51%, 08/01/43	500,000	660,870
Northern California Power Agency, Build America Revenue Bonds, 7.31%, 06/01/40	1,500,000	1,918,080
Oakland Redevelopment Agency, Economic Improvements, Tax Allocation, Series T, (OID), 8.50%, 09/01/20	500,000	572,660
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	200,000	225,228
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	570,660
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,510,312
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,156,760
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	587,550
State of California, Recreational Facility Improvements Build America Bonds, General Obligation Unlimited, Callable 11/01/20 @ 100, 7.70%, 11/01/30	2,600,000	3,224,884

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

California (cont.)
State of California, School Improvements Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 7.95%, 03/01/36	$1,500,000	$1,865,535
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	1,250,000	1,383,125
		19,142,690

Colorado 0.86%
Adams State College, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	268,958
City of Brighton , Public Improvements Build America Bonds, Certificate Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	288,508
Colorado Mesa University, University & College Improvements, Revenue Bonds, Series B, (State Higher Education Intercept Program), 6.75%, 05/15/42	1,000,000	1,320,160
County of Gunnison , Public Improvements Build America Bonds, Certificate Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	284,910
		2,162,536

Connecticut 0.69%
City of Bridgeport , School Improvements Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,177,320
City of Waterbury , Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	568,580
		1,745,900

District of Columbia 0.23%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	583,460

Florida 5.79%
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	108,483

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Florida (cont.)
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	$200,000	$218,116
City of Miami , Refunding Revenue Bonds, (OID), 6.75%, 12/01/18	1,000,000	1,134,070
City of Miami , Refunding Revenue Bonds, Callable 12/01/19 @ 100, 7.55%, 12/01/25	465,000	528,286
City of Miami Gardens , Public Improvements Build America Bonds, Certificate Participation, 7.17%, 06/01/26	1,250,000	1,445,725
City of Oakland Park Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	300,000	335,319
City of Orlando , Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	283,040
City of Orlando , Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	460,559
County of Miami-Dade , Transit Improvements, Revenue Bonds, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,160,590
County of Miami-Dade , Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	750,000	824,512
County of Miami-Dade , Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,288,200
County of Miami-Dade , Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	555,260
County of Miami-Dade , Transit Improvements, Build America Revenue Bonds, Series B, 5.62%, 07/01/40	400,000	453,812
County of Miami-Dade , Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	569,780
County of Miami-Dade , Recreational Facility Improvements, Revenue Bonds, Series D, (AGM), 7.08%, 10/01/29	250,000	297,493
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	188,169
Florida Governmental Utility Authority, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,126,280

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Florida (cont.)
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	$250,000	$275,740
Florida State Department Environmental Protection Preservation, Public Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,757,835
Osceola County School Board, School Improvements, Certificate Participation, Callable 03/01/13 @ 100, 6.66%, 04/01/27	1,000,000	1,105,960
Town of Davie Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 6.85%, 10/01/40	250,000	298,653
Town of Miami Lakes , Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	179,415
		14,595,297

Georgia 1.56%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 04/01/57	2,500,000	2,831,900
Municipal Electric Authority of Georgia, Refunding Revenue Bonds, Series A, 4.98%, 01/01/28	1,000,000	1,109,690
		3,941,590

Idaho 0.37%
Idaho Water Resource Board, Water Utility Iprovements Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	900,000	938,727

Illinois 8.04%
Chicago Board of Education, School Improvements, General Obligation Unlimited, 6.32%, 11/01/29	250,000	289,688
Chicago Transit Authority, Pension Funding, Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	425,131
Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	113,177
City of Chicago, Public Improvements Build America Bonds, General Obligation Unlimited, 7.52%, 01/01/40	1,065,000	1,366,789
City of Chicago, Public Improvements, General Obligation Unlimited, 7.78%, 01/01/35	500,000	651,875
City of Chicago, Public Improvements, General Obligation Unlimited, Series B, 5.43%, 01/01/42	1,500,000	1,539,960

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Illinois (cont.)
City of Chicago, Public Improvements, General Obligation Unlimited, Series B, 6.03%, 01/01/42	$500,000	$548,520
City of Chicago , Refunding Revenue Bonds, Series B, 5.50%, 01/01/35	1,465,000	1,653,560
City of Chicago Heights , Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	551,435
City of Chicago Heights , Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	166,730
City of Chicago Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	342,790
City of Markham , Public Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, (AGM), 7.40%, 12/01/25	1,195,000	1,376,293
County of Cook , General Obligation Unlimited, 6.23%, 11/15/34	500,000	572,405
Henry Hospital District, Hospital Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	935,626
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,107,930
Lake County School District No. 56 Gurnee, School Improvements Build America Bonds, General Obligation Unlimited, Callable 01/01/21 @ 100, 5.90%, 01/01/25	535,000	631,600
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	299,670
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	250,000	303,377
State of Illinois, Pension Funding, General Obligation Unlimited, Callable 03/01/22 @ 100, 5.10%, 06/01/33	2,000,000	1,980,320
State of Illinois, Public Improvements, General Obligation Unlimited, Callable 02/01/23 @ 100, 6.63%, 02/01/35	1,960,000	2,223,581
State of Illinois, Public Improvements Build America Bonds, General Obligation Unlimited, Series B, (OID), 5.75%, 01/01/37	250,000	260,315

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Illinois (cont.)
Village of Glenwood , Public Improvements Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	$1,500,000	$1,889,685
Village of Rosemont , Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	578,310
Will County Forest Preservation District, Public Improvements Build America Bonds, General Obligation Ltd, 5.71%, 12/15/30	400,000	463,560
		20,272,327

Indiana 1.36%
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	899,048
Mount Vernon of Hancock County Multi-School Building Corp., (OID), Callable 7/15/22 @ 100, 5.35%, 01/15/33	2,445,000	2,527,934
		3,426,982

Kansas 0.18%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	450,980

Kentucky 1.07%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	277,298
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,070,420
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,063,490
Princeton Electric Plant Board, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, (OID), 7.00%, 11/01/42	250,000	274,350
		2,685,558

Louisiana 0.88%
City of New Orleans , Swap Termination Refunding Bonds, General Obligation Ltd, Callable 09/01/22 @ 100, 4.59%, 09/01/27	500,000	510,915

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Louisiana (cont.)
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	$1,540,000	$1,717,408
		2,228,323

Massachusetts 0.60%
City of Worcester, Pension Funding, General Obligation Ltd, (AGM) (OID), 6.25%, 01/01/28	240,000	273,600
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	939,397
Massachusetts Housing Finance Agency, Revenue Bonds, Series C, Callable 12/01/22 @ 100, 4.03%, 12/01/27	100,000	100,885
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	189,003
		1,502,885

Michigan 3.16%
Avondale School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	500,000	547,080
Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.60%, 05/01/30	150,000	166,302
Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.85%, 05/01/35	100,000	110,576
City of Oak Park , Public Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 7.00%, 05/01/36	250,000	281,800
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	223,966
County of Oakland , Pension Funding, Certificate Participation, Callable 04/01/14 @ 100, (OID), 6.25%, 04/01/26	1,000,000	1,052,710
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	281,438

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Michigan (cont.)
L’Anse Creuse Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, 6.59%, 05/01/40	$200,000	$219,324
Lincoln Consolidated School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.83%, 05/01/40	250,000	283,983
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	566,510
Michigan Finance Authority, School Improvements, Revenue Bonds, Series C, Callable 05/01/21 @ 100, 6.20%, 05/01/22	500,000	561,760
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 7.31%, 06/01/34	2,855,000	2,397,343
Milan Area Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	547,444
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	164,145
St. Johns Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.65%, 05/01/40	250,000	283,705
St. Joseph School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.66%, 05/01/35	250,000	273,248
		7,961,334

Mississippi 0.25%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 01/01/35	500,000	620,210

Missouri 2.44%
City of Kansas City , Public Improvements, Revenue Bonds, Callable 03/01/22 @ 100, (OID), 5.25%, 03/01/32	500,000	526,710
City of Kansas City , Revenue Bonds, Series D , 7.83%, 04/01/40	2,500,000	2,981,275
City of Sedalia , Sewer Improvements Build America Bonds, Certificate Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	250,000	289,373

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Missouri (cont.)
City of St. Charles , Water Utility Improvements Build America Bonds, Certificate Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	$250,000	$269,603
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	631,802
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,447,120
		6,145,883

Nebraska 0.09%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	226,238

Nevada 2.22%
City of Las Vegas , Public Improvements Build America Bonds, Certificate Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,300,156
County of Clark , Transit Improvements Build America Bonds, General Obligation Ltd, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	1,000,000	1,161,640
County of Clark , Public Improvements Build America Bonds, General Obligation Ltd, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	1,385,000	1,668,496
County of Washoe , Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	313,532
Las Vegas Valley Water District, Water Utility Improvements Build America Bonds, General Obligation Ltd, Callable 06/01/19 @ 100, 7.10%, 06/01/39	800,000	921,848
Pershing County School District, School Improvements Build America Bonds, General Obligation Ltd, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	239,580
		5,605,252

New Jersey 2.84%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 10/01/15 @ 100, (AMBAC) (GTD) (OID), 5.00%, 10/01/24	500,000	529,495
New Jersey Economic Development Authority, Housing Revenue Bonds, Series A2, 6.31%, 07/01/26	750,000	833,880

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	$500,000	$559,315
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	535,510
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,118,460
New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	360,582
New Jersey Transportation Trust Fund Authority, Transit Improvements, Build America Revenue Bonds, Series C, Callable 12/15/20 @ 100, 6.10%, 12/15/28	2,295,000	2,622,588
South Jersey Transportation Authority, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	500,000	589,430
		7,149,260

New York 7.69%
Battery Park City Authority, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.38%, 11/01/39	250,000	285,943
City of New York , Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	291,365
City of New York , Public Improvements Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	584,870
City of New York , Public Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	599,080
County of Nassau , Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	583,180
County of Nassau , Public Improvements Build America Bonds, General Obligation Unlimited, Series G, 5.38%, 10/01/24	500,000	570,945
Long Island Power Authority , Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	219,629
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	155,154

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	$875,000	$1,060,535
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,304,050
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	1,937,880
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	593,665
New York City Housing Development Corp., Revenue Bonds, Series E, Callable 11/01/21 @ 100, 4.40%, 11/01/32	500,000	507,285
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,818,600
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 03/01/46	550,000	525,211
New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.12%, 06/15/42	250,000	292,853
New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	239,058
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	663,895
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100, (State Aid Withholding), 7.13%, 07/15/30	500,000	599,025
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,144,880
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	576,550
New York Mortgage Agency, Revenue Bonds, Series 172, Callable 10/01/21 @ 100, 4.20%, 10/01/27	2,500,000	2,596,850

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

New York (cont.)
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	$500,000	$556,575
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/62	500,000	494,020
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	190,515
		19,391,613

North Carolina 0.11%
County of Cabarrus , School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	268,384

North Dakota 0.42%
North Dakota State Board of Higher Education, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	1,000,000	1,050,170

Ohio 2.62%
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	557,960
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	1,835,379
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	230,000	322,306
County of Franklin , Refunding Build America Bonds, General Obligation Ltd, Series A, Callable 06/01/20 @ 100, 5.83%, 12/01/31	250,000	296,130
County of Franklin , Refunding Build America Bonds, General Obligation Ltd, Series A, Callable 06/01/20 @ 100, 5.86%, 12/01/33	250,000	293,365
Cuyahoga County, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,242,040
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	607,635

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Ohio (cont.)
Madison Local School District Lake County, School Improvements, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	$250,000	$274,220
Mariemont City School District, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	115,000	126,411
Springfield Local School District Summit County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	224,954
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	299,120
Three Rivers Local School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, (AGM), 6.37%, 12/01/47	500,000	535,630
		6,615,150

Oklahoma 0.22%
Bryan County Independent School District No. 72 Durant, School Improvements Build America Bonds, Certificate Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	500,000	551,495

Oregon 0.11%
Oregon State Department of Administrative Services, Hospital Improvements Build America Bonds, Certificate Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	273,010

Pennsylvania 1.58%
Mount Union Area School District, School Improvements Build America Bonds, General Obligation Ltd, Callable 08/01/19 @ 100, (State Aid Withholding) (OID), 6.88%, 02/01/36	1,000,000	1,087,580
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	630,000	693,485
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	508,740
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	353,904

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Pennsylvania (cont.)
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	$1,000,000	$1,174,360
Township of Bristol , Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	168,647
		3,986,716

Puerto Rico 2.08%
Government Development Bank for Puerto Rico, Cash Flow Management, Revenue Bonds, Series A, (OID), 3.88%, 02/01/17	2,500,000	2,466,575
Government Development Bank for Puerto Rico, Economic Improvements, Revenue Bonds, Series B, 4.70%, 05/01/16	2,250,000	2,279,835
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series B, Callable 07/01/15 @ 100, 5.00%, 07/01/23	500,000	498,385
		5,244,795

South Carolina 0.11%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	267,943

South Dakota 0.18%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	462,424

Tennessee 1.67%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	1,500,000	1,725,015
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,494,680
		4,219,695

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Texas 3.78%
Austin Community College District, University & College Improvements, Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	$985,000	$1,052,807
City of Lancaster , Public Improvements Build America Bonds, General Obligation Ltd, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	864,337
City of Laredo Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	522,700
City of San Antonio , Public Improvements Build America Bonds, General Obligation Ltd, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	286,698
County of Bexar , Public Improvements Build America Bonds, General Obligation Ltd, Callable 06/15/19 @ 100, 5.76%, 06/15/40	500,000	553,610
County of Bexar , Public Improvements Build America Bonds, General Obligation Ltd, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	591,455
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,818,780
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	270,120
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,352,820
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	994,986
Riesel Independent School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 08/15/19 @ 100, (GTD), 5.54%, 08/15/40	200,000	212,832
		9,521,145

Utah 0.23%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	500,000	567,725

INCOME FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Virgin Islands 0.85%
Virgin Islands Water & Power Authority, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	$840,000	$959,885
Virgin Islands Water & Power Authority, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	1,000,000	1,181,790
		2,141,675

Virginia 1.80%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 01/28/13 @ 100, (OID), 6.71%, 06/01/46	6,365,000	4,543,273

Washington 1.21%
City of Seattle Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	308,005
City of Tacoma , Parking Facility Improvements, General Obligation Ltd, 5.14%, 12/01/25	340,000	383,496
County of King , Public Improvements, General Obligation Ltd, Series D , 5.43%, 12/01/25	500,000	611,195
Cowlitz County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	638,150
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	283,350
Klickitat County Public Utility District No. 1, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	500,000	525,755
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	298,857
		3,048,808

West Virginia 0.76%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,385,000	1,911,053

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Wisconsin 0.48%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Callable 10/01/17 @ 100, 6.97%, 10/01/29	$1,000,000	$1,205,110
Total Municipal Bonds (Cost $157,786,327)		171,895,003

Corporate Bonds 12.62%
Alcoa, Inc., 5.55%, 02/01/17	250,000	270,883
Alcoa, Inc., 5.90%, 02/01/27	1,000,000	1,031,756
Alcoa, Inc., 6.75%, 07/15/18	500,000	571,877
Allstate Corp.(The), 6.50%, 05/15/57	250,000	267,188
Altria Group, Inc., 9.25%, 08/06/19	250,000	348,244
Bank of America Corp., Series MTN, 5.00%, 05/13/21	1,000,000	1,143,634
Baylor College of Medicine, 5.26%, 11/15/46	2,000,000	2,139,200
BellSouth Corp., 6.00%, 11/15/34	875,000	984,353
Boston University, 5.20%, 10/01/45	385,000	464,279
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	218,000
Citigroup, Inc., 5.88%, 02/22/33	110,000	116,931
Con-way, Inc., 6.70%, 05/01/34	1,000,000	1,067,342
DDR Corp., Series MTN, 7.50%, 07/15/18	500,000	615,622
Digital Realty Trust L.P., 5.88%, 02/01/20	1,000,000	1,144,288
Duke Realty L.P., 4.38%, 06/15/22	250,000	262,644
Energy Transfer Partners L.P., 4.65%, 06/01/21	115,000	126,576
Energy Transfer Partners L.P., 6.50%, 02/01/42	500,000	614,371
Exelon Generation Co. LLC, Series 144A, 5.60%, 06/15/42	400,000	430,368
Fifth Third Bancorp, 8.25%, 03/01/38	250,000	358,637
Ford Motor Co., 9.98%, 02/15/47	1,000,000	1,407,500
General Electric Capital Corp., Series GMTN, 6.88%, 01/10/39	1,000,000	1,364,064
General Electric Capital Corp., Series A, 7.13%, 12/15/49	1,000,000	1,134,762
Goldman Sachs Group, Inc.(The), 6.00%, 06/15/20	500,000	595,020
Goldman Sachs Group, Inc.(The), 6.75%, 10/01/37	500,000	568,469
Goldman Sachs Group, Inc(The), 6.45%, 05/01/36	500,000	550,135
Hewlett-Packard Co., 6.00%, 09/15/41	500,000	496,628
Kilroy Realty L.P., 4.80%, 07/15/18	100,000	111,534
Kinder Morgan Energy Partners L.P., 5.00%, 08/15/42	250,000	265,985
Kinder Morgan Energy Partners L.P., 6.50%, 02/01/37	250,000	306,212
Liberty Property L.P., 6.63%, 10/01/17	355,000	424,099
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,517,500
Morgan Stanley, 5.75%, 01/25/21	1,000,000	1,143,909
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	399,402
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	1,174,744
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	987,091
Pitney Bowes, Inc., 5.60%, 03/15/18	500,000	530,180
Prologis , 6.88%, 03/15/20	415,000	501,349

INCOME FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Principal Amount	Market Value

Qwest Corp., 7.13%, 11/15/43	$1,000,000	$1,039,872
Simon Property Group L.P. REIT, 10.35%, 04/01/19	150,000	214,764
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,245,194
Tupperware Brands Corp., 4.75%, 06/01/21	500,000	535,931
UDR, Inc., 5.25%, 01/15/15	110,000	118,285
United States Cellular Corp., 6.70%, 12/15/33	2,000,000	2,104,482
Valero Energy Corp., 8.75%, 06/15/30	224,000	306,892
Wells Fargo & Co., Series K, 7.98%, 03/29/49	500,000	576,250
Total Corporate Bonds (Cost $29,516,623)		31,796,446

	Shares	Market Value

Preferred Stocks 16.64%

Financials 3.42%
Aegon NV, 8.00%	20,000	$559,600
Aflac, Inc., 5.50%	20,000	509,000
American Financial Group, Inc., 5.75%	20,000	506,400
American Financial Group, Inc., 6.38%	10,000	261,900
Aviva PLC, 8.25%	20,100	558,780
Bank of New York Mellon Corp.(The) 5.20%	20,000	502,600
City National Corp./CA, Series C, 5.50%	20,000	486,000
Fifth Street Finance Corp., 5.88%	24,700	595,270
General Electric Capital Corp., 4.88%	10,000	254,900
KKR Financial Holdings LLC, 7.50%	10,000	267,500
KKR Financial Holdings LLC, 8.38%	30,000	834,900
PNC Financial Services Group, Inc., Series Q, 5.38%	10,000	249,500
PNC Financial Services Group, Inc., Series P, 6.13%	9,500	263,245
Protective Life Corp., 6.25%	20,000	521,400
State Street Corp., Series C, 5.25%	30,000	762,300
U.S. Bancorp, Series G, 6.00%	6,500	180,310
U.S. Bancorp, Series F, 6.50%	10,000	286,400
Wells Fargo & Co., 5.20%	40,000	1,007,200
		8,607,205

Industrials 0.41%
Stanley Black & Decker, Inc., 5.75%	40,000	1,038,000

Real Estate Investment Trusts 11.11%
Alexandria Real Estate Equities, Inc., Series E, 6.45%	40,000	1,054,000
CBL & Associates Properties, Inc., Series E, 6.63%	36,696	915,932
CommonWealth REIT, 5.75%	10,000	233,900
CommonWealth REIT, 7.50%	80,565	1,716,840
Digital Realty Trust, Inc., Series F, 6.63%	20,000	521,800
Digital Realty Trust, Inc., Series E, 7.00%	40,000	1,066,800

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Real Estate Investment Trusts (cont.)
Health Care REIT, Inc., Series J, 6.50%	40,000	$1,076,000
Kimco Realty Corp., Series J, 5.50%	78,200	1,943,270
Kimco Realty Corp., Series K, 5.63%	50,000	1,241,000
Kimco Realty Corp., Series I, 6.00%	40,000	1,024,400
Kimco Realty Corp., Series H, 6.90%	10,000	266,300
National Retail Properties, Inc., Series D, 6.63%	20,000	531,000
PS Business Parks, Inc., Series U, 5.75%	10,000	250,000
PS Business Parks, Inc., Series T, 6.00%	54,900	1,415,871
PS Business Parks, Inc., Series S, 6.45%	20,000	527,400
Public Storage, Inc., Series V, 5.38%	10,000	258,000
Public Storage, Inc., Series U, 5.63%	30,000	779,400
Public Storage, Inc., Series S, 5.90%	22,000	575,300
Public Storage, Inc., Series R, 6.35%	60,000	1,606,800
Public Storage, Inc., Series Q, 6.50%	20,000	542,800
Regency Centers Corp., Series 7, 6.00%	44,275	1,114,402
Regency Centers Corp., Series 6, 6.63%	52,000	1,381,640
Senior Housing Properties Trust, 5.63%	40,000	984,400
Taubman Centers, Inc., Series J, 6.50%	20,462	524,032
Vornado Realty L.P., 7.88%	41,159	1,114,586
Vornado Realty Trust, Series K, 5.70%	60,000	1,531,800
Vornado Realty Trust, Series I, 6.63%	16,000	400,960
Vornado Realty Trust, Series G, 6.63%	80,775	2,030,683
Vornado Realty Trust, Series H, 6.75%	12,400	312,232
Vornado Realty Trust, Series F, 6.75%	20,800	523,744
Vornado Realty Trust, Series J, 6.88%	20,000	539,400
		28,004,692

Telecommunication Services 0.53%
Qwest Corp., 7.38%	20,450	548,264
Telephone & Data Systems, Inc., 5.88%	10,000	245,600
United States Cellular Corp., 6.95%	19,200	528,576
		1,322,440

Utilities 1.17%
DTE Energy Co., 5.25%	10,000	252,000
Entergy Louisiana LLC, 5.25%	20,000	524,400
Entergy New Orleans, Inc., 5.00%	20,000	500,400
NextEra Energy Capital Holdings, Inc., Series H, 5.63%	20,000	520,400
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	5,000	130,350
SCE Trust I, 5.63%	40,000	1,032,000
		2,959,550
Total Preferred Stocks
(Cost $39,467,098)		41,931,887

INCOME FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2012

	Shares	Market Value

Money Market 0.64%
Fidelity Institutional Money Market Funds—Prime Money Market Portfolio, 0.14%	1,619,984	$1,619,984

Total Money Market (Cost $1,619,984)		1,619,984

Total Investments – 98.47% (Cost $229,023,986*)		248,163,763
Other Assets in Excess of Liabilities – 1.53%		3,861,686

NET ASSETS — 100.00%		$252,025,449

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

GTD - Guaranteed

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

REIT - Real Estate Investment Trust

SEEK - Support Education Excellence in Kentucky

*	Aggregate cost for federal income tax purpose is $229,023,986 and net unrealized appreciation consists of:

Gross unrealized appreciation	$21,341,534
Gross unrealized depreciation	(2,201,757)
Net unrealized appreciation	$19,139,777

28	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2012

ASSETS
Investments in securities at value (cost $229,023,986) (Note 1)	$248,163,763
Receivable for Fund shares sold	1,097,940
Dividends and interest receivable	3,406,415
Prepaid expenses	30,401
TOTAL ASSETS	252,698,519

LIABILITIES
Payable for Fund shares redeemed	181,847
Payable for investment advisory fees	84,775
Payable for distributions to shareholder	249,904
Payable for distribution fees (Note 3)	52,979
Cash overdraft	2,335
Other accrued expenses	101,230
TOTAL LIABILITIES	673,070
NET ASSETS	$252,025,449
Net assets applicable to 20,596,792 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$252,025,449
Net asset value and redemption price per share ($252,025,449 ÷ 20,596,792 shares)	$12.24
Maximum offering price per share ($12.24÷ 0.9525)	$12.85

SOURCE OF NET ASSETS
As of December 31 2012, net assets consisted of:
Paid-in capital	$233,283,734
Accumulated undistributed net (loss)	(267,610)
Accumulated net realized loss on investments	(130,452)
Net unrealized appreciation on investments	19,139,777
NET ASSETS	$252,025,449

See accompanying notes which are an integral part of the financial statements.

INCOME FUND	29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$1,316,352
Interest	10,716,439
TOTAL INVESTMENT INCOME	12,032,791

EXPENSES
Investment Advisory fees (Note 3)	1,257,906
Distribution fees (Note 3)	524,128
Accounting and Administration fees	224,785
Auditing fees	17,100
Chief Compliance Officer salary (Note 3)	9,670
Custodian fees	43,012
Directors’ fees	19,802
Insurance expense	46,827
Legal fees	28,140
Printing expense	73,537
Registration fees	16,253
Transfer Agent fees	287,503
Other expenses	13,709
TOTAL EXPENSES	2,562,372
Fees waived and reimbursed by Adviser (Note 3)	(251,374)
NET EXPENSES	2,310,998
NET INVESTMENT INCOME	9,721,793

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	712,664
Net change in unrealized appreciation/depreciation of investments	9,617,983
Net realized and unrealized gain on investments	10,330,647
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,052,440

See accompanying notes which are an integral part of the financial statements.

30	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$9,721,793	$7,035,282
Net realized gain on investment transactions	712,664	431,948
Net change in unrealized appreciation/depreciation of investments	9,617,983	9,300,947
Net increase in net assets resulting from operations	20,052,440	16,768,177

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(10,330,479)	(7,080,684)
Distributions from realized gains	(1,094,092)	(157,461)
Total distributions to shareholders	(11,424,571)	(7,238,145)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares Sold	118,286,476	77,152,281
Shares issued from reinvestment of distributions	7,867,455	4,753,713
Shares redeemed	(33,228,053)	(30,002,794)
Increase in net assets derived from capital share transactions	92,925,878	51,903,200
Total Increase in net assets	101,553,747	61,433,232

NET ASSETS
Beginning of period	150,471,702	89,038,470
End of period	$252,025,449	$150,471,702

Undistributed net investment income/(loss)	$(267,610)	$28,567

Transactions in capital stock were:
Shares sold	9,813,988	6,798,807
Shares issued from reinvestment of distributions	648,768	421,277
Shares redeemed	(2,740,834)	(2,645,402)
Increase in shares outstanding	7,721,922	4,574,682

See accompanying notes which are an integral part of the financial statements.

INCOME FUND	31

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year ended December 31, 2012	For the Year ended December 31, 2011		For the Year ended December 31, 2010		For the Year ended December 31, 2009 *
Net asset value, beginning of period	$11.69	$10.73		$10.65		$10.00

Income from Investment Operations:
Net investment income	0.59 [1]	0.70	¹	0.73	¹	0.81	¹
Net realized and unrealized gain on investments	0.61	0.98		0.14		0.80
Total income from investment operations	1.20	1.68		0.87		1.61

Less distributions:
Distributions from net investment income	(0.60)	(0.71)		(0.73)		(0.88)
Distributions from capital gains	(0.05)	(0.01)		(0.06)		(0.08)
Total distributions	(0.65)	(0.72)		(0.79)		(0.96)

Net Asset Value, End of Period	$12.24	$11.69		$10.73		$10.65
Total Return²	10.51%	16.12%		8.23%		17.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$252,025	$150,472		$89,038		$40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.22%	1.30%		1.35%		1.82%
After expense reimbursement or recapture	1.10%	1.10%		1.10%		1.01%
Ratio of net investment income to average net assets	4.85%	6.19%		6.64%		7.69%
Portfolio turnover	3.22%	3.12%		16.79%		29.21%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

* The Fund commenced operations on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2012

Note 1 - Significant Accounting Policies

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

The summary of inputs used to value the Fund’s net assets as of December 31, 2012 is as follows:

Income Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments in Securities:
Preferred Stock	$41,931,887	$—	$—	$41,931,887
Corporate debt securities	—	31,796,446	—	31,796,446
Debt securities issued by States of the United States and political subdivisions of states	—	171,895,003	—	171,895,003
Collateralized debt obligations	—	920,443	—	920,443
Money Market	1,619,984	—	—	1,619,984

Total	$43,551,871	$204,611,892	$—	$248,163,763

During the year ended December 31, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2012, excluding short-term investments, were $98,158,738 and $6,587,421, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2012 were $1,257,906.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2013. For the year ended December 31, 2012, the Adviser reimbursed the Fund $251,374.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2012 was $647,279. Of this balance, $168,630 will expire in 2013, $227,275 will expire in 2014 and $251,374 will expire in 2015.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2012, fees paid to the Distributor under the Plan were $524,128.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2012, sales charges received by the Distributor were $5,876,805. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2012, the Fund was allocated $9,670 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

INCOME FUND	35

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 - Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2012	$10,571,079	$0	$853,492	$11,424,571
12/31/2011	$7,112,532	$0	$125,613	$7,238,145

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2012, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Unrealized appreciation	$19,139,777
Other accumulated losses	(398,062)

Total Distributable Earnings	$18,741,715

Other accumulated losses consist of distribution payable of $267,610 not deducted for tax purposes and post-October losses.

At December 31, 2012, the Fund had no capital loss carryforwards and Deferred Post-October Losses, of $130,452. The difference between appreciation for book purposes and tax purposes is due to wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2012, and has concluded that no provision for federal income tax is required in the Fund’s

36	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 - Reclassification

Permanent differences, incurred during the year ended December 31, 2012, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Undistributed Net Investment Income	$312,509
Accumulated Net Realized Losses	(83,093)
Paid in Capital	(229,416)

Note 7 - Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the above listed FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. In connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and, Mr. Lerner and Mr. Mason each agreed to temporary suspensions from affiliation with DLA. The fines and suspension do not involve the Company, any of the Funds, or the adviser to the Funds. While there can be no assurance that the fines and/or suspensions will not: a) materially and adversely impact DLA’s ability to act as the Fund’s principal underwriter and distributor; and/or b) materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, it is not considered likely at this time that such material and adverse effects would occur.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

INCOME FUND	37

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2012

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2012, 5.46% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

For the year ended December 31, 2012, 83.68% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

Qualified Short-Term Capital Gain Dividends

The Fund designates $320,780 as short-term capital gain distributions pursuant to section 871(k)(2) of the Internal Revenue Code for the year ended December 31, 2012.

Long-Term Capital Gain Dividends

The Fund designates $827,010 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2012.

38	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Income Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2013

INCOME FUND	39

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2012

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 28, 2012, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

40	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, and operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the

INCOME FUND	41

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

42	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2012

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

INCOME FUND	43

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (76) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (51) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (76) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (76) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (76) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (59) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (52) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

44	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America        SOAIN-AR12

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $72,800

Fiscal year ended 2011: $72,800

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $0

Fiscal year ended 2011: $0

Fees for 2012 and 2011 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. 2011 fees also include the review of Form N-1A for 2011. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $0

Fiscal year ended 2011: $0

Fees for 2012 and 2011 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $0

Fiscal year ended 2011: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2011 and December 31, 2012 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Spirit of America Funds

By (Signature and Title)* /s/ David Lerner

David Lerner, Principal Executive Officer

Date    3-11-13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Lerner

David Lerner, Principal Executive Officer

Date     3-11-13

By (Signature and Title)*     /s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date     3-11-13